UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number: 811-08246

Exact name of registrant as specified in charter:
Delaware Investments Global Dividend and Income Fund, Inc.

Address of principal executive offices:
2005 Market Street
Philadelphia, PA 19103

Name and address of agent for service:
David F. Connor, Esq.
2005 Market Street
Philadelphia, PA 19103

Registrant’s telephone number, including area code: (800) 523-1918

Date of fiscal year end: November 30

Date of reporting period: November 30, 2007

Item 1. Reports to Stockholders

Annual Report	Delaware
Investments
Global Dividend
and Income
Fund, Inc.
November 30, 2007

Closed-end

Table of contents

> Portfolio management review	1
> Performance summary	6
> Sector and country allocations	8
> Statement of net assets	10
> Statement of assets and liabilities	21
> Statement of operations	22
> Statements of changes in net assets	23
> Statement of cash flows	24
> Financial highlights	25
> Notes to financial statements	26
> Report of independent registered public accounting firm	31
> Other Fund information	32
> Board of trustees/directors and officers addendum	38
> About the organization	40

Funds are not FDIC insured and are not guaranteed. It is possible to lose the principal amount invested.

Mutual fund advisory services provided by Delaware Management Company, a series of Delaware Management
Business Trust, which is a registered investment advisor.

© 2008

Portfolio management review

Delaware Investments Global Dividend and Income Fund, Inc.

Dec. 11, 2007

The managers of Delaware Investments Global Dividend and Income Fund, Inc. provided the answers to the questions below as a review of the Fund’s activities for the fiscal year that ended Nov. 30, 2007.

How would you describe the investment environment during the fiscal year ended Nov. 30, 2007?

Stocks turned in only moderate gains during the past year, in the face of a slowing economy, declining corporate earnings growth, and a weaker housing market. Equity markets rose steadily early in the period. The sanguine conditions were interrupted, however, by a brief but sharp correction in late February and early March, as investors around the globe came to terms with weaker-than-expected economic data in the United States.

Stocks recovered throughout the spring, but conditions deteriorated during summer months as investors, already nervous about rising energy prices and other pressures on consumer spending, began to focus more intently on the difficult conditions for homeowners and homebuilders. Falling home prices and rising interest rates triggered an increase in mortgage defaults and substantial losses for banks and home lenders. Financial institutions that had invested in securities backed by the riskiest loans faced some of the steepest losses. Lenders responded by dramatically tightening their borrowing requirements.

In this environment, nervous investors fled the stock market between mid-July and mid-August, while the bond market also went through a severe period of stagnation over several weeks in the summer.

Equity markets staged a temporary recovery in September after the Federal Reserve cut interest rates several times. The Fed’s interest rate cuts did not appear to be enough to satisfy investor anxiety, however. Markets fell sharply again during the fiscal period’s final month, overcome by losses associated with the subprime mortgage crisis, as well as potentially meager consumer spending.

After several years of strong performance, REITs underperformed other stocks for the period. The FTSE NAREIT Equity REITs Index (which tracks the performance of U.S. REITs) returned -12.62% for the year ended Nov. 30, 2007.

Noninvestment grade, high yield bonds managed a positive performance of 2.69% for the same one-year period, despite the severe market conditions in August and a focus by investors on higher-quality investments as the year progressed (source: Lehman).

How did the Fund perform during the 12 months ended Nov. 30, 2007?

For its fiscal year ended Nov. 30, 2007, Delaware Investments Global Dividend and Income Fund, Inc. returned +4.43% at net asset value (NAV) and -8.46% at market value (MV) (both figures reflect reinvestment of all distributions). For the complete, annualized performance of Delaware Investments Global Dividend and Income Fund, Inc., please see the table on page 4. By comparison, the Fund’s all-equity benchmark — the S&P 500 Index — advanced 7.72% for the same period (the index does not have a market value). The Fund’s peer group, as measured by the Lipper Closed-end Income and Preferred Stock Funds Average, returned -6.26% at NAV and -11.25% at MV over that period.

What factors influenced the Fund’s fiscal year performance?

As a whole, the Fund underperformed its benchmark. One noteworthy reason for the underperformance was the Fund’s allocation to REITs. One of the primary strategies employed by this income-oriented fund is to invest in REITs for both their relatively high income potential and low correlation with other Fund assets. REITs as an asset class significantly underperformed the broad U.S. stock market during the period. REITs are not well represented in the S&P 500 Index; consequently, underperformance by REITs tends to serve as a drag on fund performance versus the benchmark. Further contributing to underperformance were the Fund’s domestic large-cap value equity holdings, where performance trailed the broad stock market as represented by the S&P 500 Index.

The Fund did pick up a measure of performance versus the S&P 500 Index from various individual holdings and

The views expressed are current as of the date of this report and are subject to change.

(continues)     1

Portfolio management review

Delaware Investments Global Dividend and Income Fund, Inc.

sectors across the portfolio. Listed below are some positive and negative influences on performance, including individual holdings, within significant areas of the Fund’s investment portfolio.

Domestic equity

In the equity portion of the Fund, an underweight allocation in the energy sector had a negative impact on performance as rising commodity prices propelled energy sector shares during the period. Likewise, an underweight position versus the S&P 500 Index (which we use as our benchmark index for equity sector weightings) in the cyclically oriented industrials sector detracted from Fund returns. Disappointing stock selection in the consumer discretionary sector also hurt Fund returns relative to the performance benchmark.

Our decision to underweight companies within the financial sector helped the Fund’s performance, since financial companies as a whole were negatively impacted by the subprime mortgage crisis. Yet, several of our individual financial services holdings still hurt performance.

We generally sought to reduce risk within the Fund. We believed a more defensive posture was best in light of slowing economic and corporate earnings growth. In general, we favored stocks with higher dividend yields, lower valuations, and potential for more predictable earnings over time.

We were overweight versus the S&P 500 Index in healthcare, telecommunication services and, for part of the period, consumer staples stocks because we believe company earnings within these sectors have tended to be relatively stable when the economy has experienced a slowdown. We were underweight in cyclical (economically sensitive) sectors such as energy and industrials. Finally, we continued to focus on undervalued companies with stronger balance sheets, whose increased financial flexibility can be valuable to investors during difficult economic times.

With respect to specific securities, our investment in Washington Mutual, whose business is heavily tied to mortgage lending, detracted from performance. Midwest-based bank Huntington Bancshares was another disappointment. We believe the combination of challenging interest rate conditions in recent years, along with its exposure to the slower Midwest economy and troubled U.S. auto industry, conspired to hurt Huntington’s stock price.

The Fund’s healthcare investments, including Baxter International, contributed to performance. Baxter International performed well thanks to growing sales and earnings.

REITs

As part of its strategy aimed at generating income from multiple asset types, Delaware Investments Global Dividend and Income Fund, Inc. held a significant allocation in equity REITs, an asset class that struggled this year, detracting from Fund performance compared to the S&P 500 Index.

REITs were relatively stable at the outset, but their stock prices fell sharply through most of 2007. During the five years leading up to this slowdown, domestic REITs enjoyed annual compound returns exceeding 20%, outperforming all major domestic stock indices*. REIT returns in these prior periods were fueled by historically low interest rates and massive injections of liquidity engineered by the Federal Reserve as it sought to stimulate the economy. The actions created a boom in residential real estate markets. In REIT markets, this led to a major inflow of capital, fueling acquisitions and privatizations and pushing valuations ever higher. By February 2007, the REIT market had peaked, with valuations hitting all-time highs.

The downturn that followed was spurred by surging default rates on subprime mortgages. These defaults were accompanied by softening home sales, failing mortgage companies, and dramatic write-downs by major investment and money-center banks. The result was a

*Instances of high double-digit returns are unusual, cannot be sustained, and were achieved primarily during favorable market conditions.

tightening of credit standards and a drying up of the liquidity that had fueled acquisition and buyout activity earlier in the period.

Office REITs, such as Alexandria Real Estate Equities, and industrial REITs, such as ProLogis, helped us post positive results in a sector that experienced a setback during the period.

Our weakest contributors included: Apartment Investment and Management Company, Starwood Hotels & Resorts, Brandywine Realty Trust, and Duke Realty. We sold Brandywine because we anticipated declines in suburban office fundamentals such as increased supply, weaker job growth, and slowing rent growth. Sectors in which our stock picks detracted included specialty and diversified.

High yield fixed income

With regard to the Fund’s high yield fixed income investments, the higher credit quality sectors (e.g., BB-rated bonds in particular) outperformed lower credit quality sectors (CCC-rated bonds) during the fiscal period. The high yield sectors that contributed to performance were integrated energy, health insurance, and life insurance. The worst-performing areas of the market were homebuilders, brokerage, and financials. We believe the subprime crisis contributed to a deterioration in liquidity in the high yield market and a negative trend in technicals. This crisis caused an almost complete cessation of new-deal issuance in July and a pronounced deterioration in secondary market trading. This situation was exacerbated by the $350 billion backlog of leveraged buyout (LBO) financing that has yet to be issued. Furthermore, issuance of collateralized loan obligations all but dried up, making it more difficult to issue the bank-loan portion of the LBO calendar. During September, liquidity improved and there was a resurgence in the new-issue market for existing high yield companies, as some seasoned issuers brought to market bond deals that were well received.

We generally favored B-rated credits over higher-quality credits, given the additional yield compensation for the risk accepted. The utilities, energy, and capital goods sectors were the strongest relative contributors to performance.

Non-U.S. equities

Our overweighting in the poor-performing consumer discretionary sector, as well as relatively weak stock selection there, detracted from results. One particular drag in the sector was Nissan Motor. North America is a significant market for this Japanese automaker and worries about a slowing U.S. economy weighed on the stock. Also underperforming was Techtronic Industries, a Hong Kong–based power-tool manufacturer that fell in part because of concerns about slowing construction activity in the United States.

Our holdings among industrials were also weak relative to the benchmark, with British Airways a notable laggard in this group. Economic worries led to a significant selloff in this stock, even as the airline’s fundamentals remained very strong, in our view.

In financials, our position in Japanese bank Mitsubishi UFJ Financial Group detracted from performance. The bank’s significant international presence caused investors to worry about potential exposure to subprime loans — exposure that had not yet materialized.

The Fund benefited from its holdings in the technology sector, especially from Nokia, which was one of the portfolio’s top performers. We first bought shares of the Finnish mobile-phone maker several years ago, when they were much cheaper. In recent years, Nokia has solidified its dominant market position and has seen strong growth in emerging markets. The company’s shares nearly doubled during the past year on stronger sales and profits.

(continues)     3

Portfolio management review

Delaware Investments Global Dividend and Income Fund, Inc.

The Fund’s healthcare holdings fared better than the sector as a whole, although our higher exposure, compared to the MSCI EAFE Index, to this relatively weak-performing group was a negative factor. The Fund especially benefited from a position in Novo Nordisk, a Danish pharmaceutical company specializing in diabetes care. The company benefited from increased profitability, in large part stemming from its successful introduction of a new, more effective insulin product.

In consumer non-durables, Australian soft-drink bottler Coca-Cola Amatil was a strong performer. It benefited from steady demand for its products, strong cash flows, and the well-received sale of its underperforming South Korean division.

At period end, the Fund was significantly overweighted compared to the index in the consumer discretionary sector, where we favored attractively valued, high-quality, globally competitive companies with a diversified business mix. In contrast, we had found relatively few value opportunities in utilities and materials, both of which had seen significant run-ups in their share prices. Although we believed that valuations were relatively high in most markets, we were of the opinion that the worst of the recent value-stock downturn was already reflected in share prices.

Performance summary

Delaware Investments Global Dividend and Income Fund, Inc.

The performance data quoted represent past performance; past performance does not guarantee future results. Investment return and principal value will fluctuate so your shares, when sold, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Funds that invest in bonds can lose their value as interest rates rise, and an investor can lose principal. Please obtain the performance data for the most recent month end by calling 800 523-1918.

A rise or fall in interest rates can have a significant impact on bond prices and the net asset value (NAV) of the Fund.

Fund performance
Average annual total returns
Through Nov. 30, 2007	1 year	5 years	10 years	Lifetime
At market price	-8.46%	+13.49%	+7.35%	+9.10%
At net asset value	+4.43%	+16.69%	+8.51%	+10.40%

High yielding noninvestment grade bonds (“junk bonds”) involve higher risk than investment grade bonds. Adverse conditions may affect the issuer’s ability to pay interest and principal on these securities.

Funds that invest in REITs are subject to many of the risks associated with direct real estate ownership and, as such, may be adversely affected by declines in real-estate values and general and local economic conditions.

Foreign investments are subject to risks not ordinarily associated with domestic investments, such as currency, economic and political risks, and different accounting standards.

Diversification does not assure a profit or protect against loss in a declining market.

Returns reflect reinvestment of all distributions. Dividends and distributions, if any, are assumed, for the purpose of this calculation, to be reinvested at prices obtained under the Fund’s dividend reinvestment policy. Shares of the Fund were initially offered with a sales charge of 6%. Performance since inception does not include the sales charge or any brokerage commissions for purchases made since inception. Past performance is not a guarantee of future results.

The performance table above and the graph on the following page do not reflect the deduction of taxes the shareholder would pay on Fund distributions or sales of Fund shares.

Fund basics
As of Nov. 30, 2007

Fund objective
The Fund seeks to achieve high current income. Capital appreciation is a secondary objective.

Total Fund net assets
$63 million

Number of holdings
434

Fund start date
March 4, 1994

NYSE symbol
DGF

Market price versus net asset value
Nov. 30, 2006, through Nov. 30, 2007

	Starting value (Nov. 30, 2006)	Ending value (Nov. 30, 2007)
Delaware Investments Global Dividend and Income Fund, Inc. @ NAV	$13.29	$11.59
Delaware Investments Global Dividend and Income Fund, Inc. @ Market Price	$13.80	$10.55

Past performance is not a guarantee of future results.

Performance of a $10,000 Investment
Nov. 30, 1997, through Nov. 30, 2007

	Starting value	Ending value
	(Nov. 30, 1997)	(Nov. 30, 2007)
Delaware Investments Global Dividend and Income Fund, Inc. @ NAV	$10,000	$22,616
Delaware Investments Global Dividend and Income Fund, Inc. @ Market Price	$10,000	$20,331
Lipper Closed-end Income and Preferred Stock Funds Average @ Market Price	$10,000	$17,879
Lipper Closed-end Income and Preferred Stock Funds Average @ NAV	$10,000	$17,420

The chart assumes $10,000 invested in the Fund on Nov. 30, 1997, and reflects the reinvestment of all distributions at market value. The chart assumes $10,000 invested in the Lipper Closed-end Income and Preferred Stock Funds Average at market price and at NAV. Performance of the Fund and the Lipper class at market value is based on market performance during the period. Performance of the Fund and Lipper class at NAV is based on the fluctuations in NAV during the period. Delaware Investments Global Dividend and Income Fund, Inc. was initially offered with a sales charge of 6%. Performance does not include fees, the initial sales charge, or any brokerage commissions for purchases. Investments in the Fund are not available at NAV.

Lipper Closed-end Income and Preferred Stock Funds Average represents the average return of closed-end income and preferred stock mutual funds tracked by Lipper (source: Lipper). You cannot invest directly in an index.

Past performance is not a guarantee of future results.

Sector and country allocations

Delaware Investments Global Dividend and Income Fund, Inc.

As of November 30, 2007

Sector and country designations may be different than the sector and country designations presented in other Fund materials.

Percentage
Sector/Country	of Net Assets
Common Stock	78.85%
Consumer Discretionary	11.14%
Consumer Staples	6.77%
Diversified REITs	0.38%
Energy	4.66%
Financials	12.52%
Health Care	10.67%
Health Care REITs	1.52%
Hotel REITs	0.76%
Industrial REITs	1.45%
Industrials	5.86%
Information Technology	8.90%
Mall REITs	2.20%
Manufactured Housing REITs	0.26%
Materials	2.27%
Mortgage REIT	0.12%
Multifamily REITs	0.61%
Office REITs	0.97%
Self-Storage REIT	0.05%
Shopping Center REITs	0.20%
Specialty Retail	0.26%
Telecommunications	5.30%
Utilities	1.98%
Convertible Preferred Stock	2.88%
Automobiles & Automotive Parts	0.14%
Banking, Finance & Insurance	0.69%
Basic Materials	0.47%
Cable, Media & Publishing	0.21%
Energy	0.39%
Health Care & Pharmaceuticals	0.21%
Telecommunications	0.23%
Utilities	0.54%
Preferred Stock	1.52%
Leisure, Lodging & Entertainment	0.40%
Real Estate	1.12%
Convertible Bonds	8.14%
Aerospace & Defense	0.64%
Banking, Finance & Insurance	0.16%
Cable, Media & Publishing	0.23%
Computers & Technology	2.18%
Electronics & Electrical Equipment	0.24%
Energy	1.03%
Health Care & Pharmaceuticals	1.31%
Leisure, Lodging & Entertainment	0.22%
Real Estate	0.52%
Retail	0.40%
Telecommunications	0.62%
Transportation	0.34%
Utilities	0.25%
Corporate Bonds	22.01%
Banking	1.55%
Basic Industries	1.57%
Brokerage	0.61%
Capital Goods	1.07%
Consumer Cyclical	2.90%
Consumer Non-Cyclical	1.21%
Energy	2.30%
Finance & Investments	1.62%
Media	1.64%
Real Estate	0.26%
Services Cyclical	2.32%
Services Non-Cyclical	1.22%
Technology & Electronics	0.66%
Telecommunications	2.13%
Utilities	0.95%
Foreign Agencies	2.54%
Austria	0.35%
Germany	2.19%
Regional Agencies	0.53%
Senior Secured Loans	1.09%
Sovereign Agency	0.26%
Sovereign Debt	8.75%
Austria	1.14%
France	0.92%
Germany	0.59%
Indonesia	0.35%
Japan	3.99%
Malaysia	0.50%

Percentage
Sector/Country	of Net Assets
Sovereign Debt (continued)
Mexico	0.08%
Norway	0.47%
Poland	0.27%
Republic of Korea	0.29%
United Kingdom	0.15%
Supranational Banks	3.35%
Warrant	0.00%
Securities Lending Collateral	13.07%
Total Value of Securities	142.99%
Obligation to Return Securities Lending Collateral	(13.07%)
Borrowing Under Line of Credit	(36.32%)
Receivables and Other Assets Net of Liabilities	6.40%
Total Net Assets	100.00%

Country
Australia	1.97%
Austria	1.60%
Belgium	0.69%
Bermuda	0.50%
Brazil	0.19%
British Virgin Islands	0.17%
Canada	2.26%
Denmark	0.81%
Finland	1.02%
France	6.87%
Germany	4.62%
Hong Kong	1.38%
Indonesia	0.20%
Ireland	1.31%
Japan	11.97%
Luxembourg	0.91%
Malaysia	0.50%
Mexico	1.48%
Netherlands	1.83%
Norway	0.73%
Poland	0.27%
Republic of Korea	0.90%
Singapore	0.24%
South Africa	0.94%
Supranational	3.35%
Sweden	0.74%
Switzerland	0.78%
Taiwan	0.82%
United Kingdom	6.99%
United States	73.88%
Total	129.92%

Statement of net assets

Delaware Investments Global Dividend and Income Fund, Inc.

November 30, 2007

	Number of	Value
	Shares	(U.S.$)
Common Stock – 78.85%Δ
Consumer Discretionary – 11.14%
=@†ÕAvado Brands	272	$0
Bayerische Motoren Werke	9,076	553,115
*Don Quijote	30,100	643,197
Esprit Holdings	23,683	357,103
Gap	40,400	824,160
Kesa Electricals	86,200	419,453
Koninklijke Philips Electronics	12,934	538,398
Lagardere SCA	5,250	420,924
Limited Brands	3,500	70,280
Mattel	25,900	517,482
*NGK Spark Plug	15,000	266,752
Nissan Motor	48,700	558,410
Publicis Groupe	11,045	401,129
Round One	242	587,492
Starwood Hotels &
Resorts Worldwide	3,200	171,776
*Techtronic Industries	386,000	324,304
†Time Warner Cable Class A	2	52
WPP Group	31,778	401,181
		7,055,208
Consumer Staples – 6.77%
B&G Foods Class A	11,400	121,866
Coca-Cola Amatil	48,313	427,741
Greggs	2,982	290,707
Heinz (H.J.)	15,400	728,419
*Kimberly-Clark	10,000	698,100
Kraft Foods Class A	20,200	697,910
Metro	6,644	607,310
Safeway	20,600	716,880
		4,288,933
Diversified REITs – 0.38%
Hang Lung Group	34,000	195,750
*iStar Financial	1,500	43,905
		239,655
Energy – 4.66%
BP	63,748	773,651
Chevron	8,300	728,491
ConocoPhillips	8,700	696,348
*Total	9,331	754,588
		2,953,078
Financials – 12.52%
Allstate	13,100	669,672
Anglo Irish Bank	15,920	276,968
AXA	11,302	460,580
Chubb	12,800	698,240
Dexia	16,107	438,773
Discover Financial Services	36,200	628,794
Hartford Financial
Services Group	7,300	695,836
HBOS	25,619	420,261
Highland Distressed
Opportunities	5,900	55,814
Huntington Bancshares	9,900	155,331
ING Groep	14,059	545,361
Kookmin Bank ADR	5,300	384,250
Mitsubishi UFJ
Financial Group	41,500	409,847
Morgan Stanley	11,200	590,464
Nordea Bank FDR	27,973	468,915
Standard Chartered	15,096	593,396
Wachovia	3,100	133,300
*Washington Mutual	15,600	304,200
		7,930,002
Health Care – 10.67%
Abbott Laboratories	13,600	782,137
AstraZeneca	10,118	480,003
Baxter International	13,000	778,310
Bristol-Myers Squibb	26,200	776,306
Novartis	8,669	491,656
Novo-Nordisk Class B	4,050	514,464
Ono Pharmaceutical	8,600	438,043
Pfizer	27,000	641,520
*Sanofi-Aventis	6,705	639,438
Terumo	10,600	541,160
Wyeth	13,700	672,670
		6,755,707
Health Care REITs – 1.52%
Health Care Property Investors	6,600	220,770
Health Care REIT	2,700	120,987
*Medical Properties Trust	9,400	105,468
Nationwide Health Properties	6,100	190,808
Ventas	7,500	327,000
		965,033
Hotel REITs – 0.76%
Ashford Hospitality Trust	9,300	71,982
Hersha Hospitality Trust	26,100	265,698
Host Hotels & Resorts	7,500	143,925
		481,605
Industrial REITs – 1.45%
AMB Property	6,000	366,960
ProLogis	8,400	549,528
		916,488
Industrials – 5.86%
*Asahi Glass	42,000	587,687
†British Airways	55,282	386,871
Compagnie de Saint-Gobain	4,777	467,894
Donnelley (R.R.) & Sons	17,500	641,550
Genesis Lease ADR	14,200	262,745
Grupo Aeroportuario del
Centro Norte ADR	2,700	73,089
Macquarie Infrastructure	3,600	145,080
†Northwest Airlines	52	945
=@†ÕPort Townsend	100	62,400
Tomkins	14,464	58,116

	Number of	Value
	Shares	(U.S.$)
Common Stock (continued)
Industrials (continued)
Travis Perkins	11,489	$314,164
Waste Management	20,700	710,423
		3,710,964
Information Technology – 8.90%
*Canon	8,900	469,472
†CGI Group Class A	63,300	719,721
Fujitsu	59,000	417,327
Hewlett-Packard	13,500	690,660
Intel	26,900	701,552
*International Business
Machines	6,400	673,152
Motorola	37,100	592,487
Nokia	16,366	645,173
Xerox	43,000	725,840
		5,635,384
Mall REITs – 2.20%
General Growth Properties	7,600	352,944
Macerich	3,900	302,835
Simon Property Group	7,500	738,375
		1,394,154
Manufactured Housing REITs – 0.26%
Equity Lifestyle Properties	2,500	115,975
Sun Communities	1,900	46,512
		162,487
Materials – 2.27%
*†Cemex	80,821	230,801
duPont (E.I.) deNemours	13,800	636,870
*Lafarge	3,612	572,397
		1,440,068
Mortgage REIT – 0.12%
†Chimera Investment	5,000	77,550
		77,550
Multifamily REITs – 0.61%
American Campus
Communities	4,000	103,440
Apartment Investment &
Management	2,200	87,494
Camden Property Trust	2,000	105,220
Equity Residential	2,400	89,304
		385,458
Office REITs – 0.97%
Alexandria Real Estate
Equities	2,400	235,752
Duke Realty	4,800	126,192
Parkway Properties	3,700	146,409
SL Green Realty	1,000	103,900
		612,253
Self-Storage REIT – 0.05%
Public Storage	400	30,936
		30,936
Shopping Center REITs – 0.20%
Equity One	3,500	82,845
Ramco-Gershenson
Properties	1,800	45,540
		128,385
Specialty Retail – 0.26%
Entertainment Properties Trust	3,100	165,199
		165,199
Telecommunications – 5.30%
AT&T	16,900	645,750
†Century Communications	125,000	81
Chunghwa Telecom ADR	26,200	522,166
*Telefonos de Mexico ADR	12,800	477,056
Telstra	71,509	295,489
=Telstra – Installment	68,722	191,223
Verizon Communications	15,300	661,114
Vodafone Group	150,542	563,303
		3,356,182
Utilities – 1.98%
*†Mirant	53	2,045
National Grid	30,396	512,358
Progress Energy	15,100	737,183
		1,251,586
Total Common Stock
(cost $40,532,846)		49,936,315

Convertible Preferred Stock – 2.88%
Automobiles & Automotive Parts – 0.14%
General Motors 5.25%
exercise price $64.90,
expiration date 3/6/32	4,450	88,867
		88,867
Banking, Finance & Insurance – 0.69%
Aspen Insurance 5.625%
exercise price $29.28,
expiration date 12/31/49	3,400	190,399
*•Citigroup Funding 4.583%
exercise price $29.50,
expiration date 9/27/08	7,000	182,490
XL Capital 7.00%
exercise price $80.60,
expiration date 2/15/09	3,000	64,260
		437,149
Basic Materials – 0.47%
Freeport-McMoRan Copper
& Gold 6.75%
exercise price $73.50,
expiration date 5/1/10	900	131,400
Huntsman 5.00%
exercise price $27.79,
expiration date 2/16/08	3,500	168,438
		299,838

(continues)     11

Statement of net assets

Delaware Investments Global Dividend and Income Fund, Inc.

		Number of	Value
		Shares	(U.S.$)
Convertible Preferred Stock (continued)
Cable, Media & Publishing – 0.21%
#Interpublic Group 144A 5.25%
exercise price $13.66,
expiration date 12/31/49		140	$129,343
			129,343
Energy – 0.39%
Chesapeake Energy 4.50%
exercise price $44.17,
expiration date 12/31/49		1,275	134,194
El Paso Energy
Capital Trust I 4.75%
exercise price $41.59,
expiration date 3/31/28		1,950	76,830
McMoRan Exploration 6.75%
exercise price $12.40,
expiration date 11/15/10		400	38,400
			249,424
Health Care & Pharmaceuticals – 0.21%
Schering-Plough 6.00%
exercise price $33.69,
expiration date 8/13/10		500	135,313
			135,313
Telecommunications – 0.23%
Lucent Technologies
Capital Trust I 7.75%
exercise price $24.80,
expiration date 3/15/17		155	143,743
			143,743
Utilities – 0.54%
Entergy 7.625%
exercise price $87.46,
expiration date 2/17/09		2,500	178,749
NRG Energy 5.75%
exercise price $30.23,
expiration date 3/16/09		440	161,810
			340,559
Total Convertible Preferred Stock
(cost $1,710,999)			1,824,236

Preferred Stock – 1.52%
Leisure, Lodging & Entertainment – 0.40%
Red Lion Hotels Capital
Trust 9.50%		10,226	251,560
			251,560
Real Estate – 1.12%
Equity Inns Series B 8.75%		10,000	185,625
SL Green Realty 7.625%		22,000	525,140
			710,765
Total Preferred Stock
(cost $1,055,650)			962,325

		Principal
		Amount°
Convertible Bonds – 8.14%
Aerospace & Defense – 0.64%
#AAR 144A 1.75% 2/1/26
exercise price $29.43,
expiration date 2/1/26	USD	90,000	115,988
*EDO 4.00% 11/15/25
exercise price $34.19,
expiration date 11/15/25		90,000	150,187
#L-3 Communications 144A
3.00% 8/1/35
exercise price $101.70,
expiration date 8/1/35		110,000	137,088
			403,263
Banking, Finance & Insurance – 0.16%
•#U.S. Bancorp 144A
3.838% 12/20/36
exercise price $38.28,
expiration date 12/20/36		100,000	100,270
			100,270
Cable, Media & Publishing – 0.23%
#Playboy Enterprises 144A
3.00% 3/15/25
exercise price $17.02,
expiration date 3/15/25		160,000	142,600
			142,600
Computers & Technology – 2.18%
*Advanced Micro Devices
6.00% 5/1/15
exercise price $28.08,
expiration date 5/1/15		90,000	71,888
#Advanced Micro Devices
144A 6.00% 5/1/15
exercise price $28.08,
expiration date 5/1/15		165,000	131,794
Euronet Worldwide
3.50% 10/15/25
exercise price $40.48,
expiration date 10/15/25		150,000	162,938
Fairchild Semiconductor
5.00% 11/1/08
exercise price $30.00,
expiration date 11/1/08		140,000	139,300
Hutchinson Technology
3.25% 1/15/26
exercise price $36.43,
expiration date 1/15/26		120,000	116,850
#Informatica 144A
3.00% 3/15/26
exercise price $20.00,
expiration date 3/15/26		175,000	194,468
#Intel 144A 2.95% 12/15/35
exercise price $31.53,
expiration date 12/15/35		105,000	112,350
*ON Semiconductor
2.625% 12/15/26
exercise price $10.50,
expiration date 12/15/26		200,000	224,499

		Principal	Value
		Amount°	(U.S.$)
Convertible Bonds (continued)
Computers & Technology (continued)
*SanDisk 1.00% 5/15/13
exercise price $82.36,
expiration date 5/15/13	USD	100,000	$84,750
#Sybase 144A 1.75% 2/22/25
exercise price $25.22,
expiration date 2/22/25		125,000	144,531
			1,383,368
Electronics & Electrical Equipment – 0.24%
Flextronics International
1.00% 8/1/10
exercise price $15.53,
expiration date 8/1/10		150,000	153,000
			153,000
Energy – 1.03%
Halliburton 3.125% 7/15/23
exercise price $18.76,
expiration date 7/15/23		100,000	196,500
*Peabody Energy
4.75% 12/15/41
exercise price $58.45,
expiration date 12/15/41		105,000	126,263
Pride International
3.25% 5/1/33
exercise price $25.70,
expiration date 5/1/33		80,000	106,800
Schlumberger
2.125% 6/1/23
exercise price $40.00,
expiration date 6/1/23		95,000	222,775
			652,338
Health Care & Pharmaceuticals – 1.31%
#Allergan 144A
1.50% 4/1/26
exercise price $63.33,
expiration date 4/1/26		150,000	182,063
*Amgen 0.375% 2/1/13
exercise price $79.48,
expiration date 2/1/13		85,000	79,581
#Amgen 144A
0.375% 2/1/13
exercise price $79.48,
expiration date 2/1/13		60,000	56,175
•Bristol-Myers Squibb
5.194% 9/15/23
exercise price $41.28,
expiration date 9/15/23		100,000	99,600
CV Therapeutics
3.25% 8/16/13
exercise price $27.00,
expiration date 8/16/13		45,000	36,619
LifePoint Hospitals
3.50% 5/15/14
exercise price $51.79,
expiration date 5/14/14		40,000	36,600
Teva Pharmaceutical Finance
0.25% 2/1/26
exercise price $47.06,
expiration date 2/1/26		120,000	123,300
*•Wyeth 4.886% 1/15/24
exercise price $60.09,
expiration date 1/15/24		200,000	213,634
			827,572
Leisure, Lodging & Entertainment – 0.22%
#International Game
Technology 144A
2.60% 12/15/36
exercise price $61.78,
expiration date 12/15/36		135,000	137,531
			137,531
Real Estate – 0.52%
#General Growth Properties
144A 3.98% 4/15/27
exercise price $88.72,
expiration date 4/15/27		165,000	142,518
Health Care REIT
4.75% 12/1/26
exercise price $47.84,
expiration date 12/1/26		95,000	100,819
MeriStar Hospitality
9.50% 4/1/10
exercise price $10.18,
expiration date 4/1/10		85,000	87,253
			330,590
Retail – 0.40%
Pantry 3.00% 11/15/12
exercise price $50.10,
expiration date 11/15/12		65,000	59,719
#Saks 144A 2.00% 3/15/24
exercise price $11.97,
expiration date 3/15/24		55,000	97,212
#United Auto Group 144A
3.50% 4/1/26
exercise price $23.69,
expiration date 4/1/26		90,000	95,400
			252,331
Telecommunications – 0.62%
Level 3 Communications
3.50% 6/15/12
exercise price $5.46,
expiration date 6/15/12		110,000	100,375
NII Holdings
3.125% 6/15/12
exercise price $118.32,
expiration date 6/15/12		155,000	137,562

(continues)     13

Statement of net assets

Delaware Investments Global Dividend and Income Fund, Inc.

		Principal	Value
		Amount°	(U.S.$)
Convertible Bonds (continued)
Telecommunications (continued)
#Nortel Networks 144A
1.75% 4/15/12
exercise price $32.00,
expiration date 4/15/12	USD	40,000	$33,650
2.125% 4/15/14
exercise price $32.00,
expiration date 4/15/14		40,000	32,600
Qwest Communications
International
3.50% 11/15/25
exercise price $5.90,
expiration date 11/15/25		70,000	90,738
			394,925
Transportation – 0.34%
#ExpressJet 144A
4.25% 8/1/23
exercise price $18.20,
expiration date 8/1/23		50,000	48,125
JetBlue Airways
3.50% 7/15/33
exercise price $28.33,
expiration date 7/15/33		100,000	97,625
3.75% 3/15/35
exercise price $17.10,
expiration date 3/15/35		80,000	71,000
			216,750
Utilities – 0.25%
#CenterPoint Energy 144A
3.75% 5/15/23
exercise price $11.18,
expiration date 5/15/23		100,000	160,125
			160,125
Total Convertible Bonds
(cost $4,862,039)			5,154,663

Corporate Bonds – 22.01%
Banking – 1.55%
•Capital One
5.803% 3/13/09		165,000	158,384
•#JPMorgan Chase 144A
9.60% 11/14/10		100,000	94,474
JPMorgan Chase Capital XXV
6.80% 10/1/37		187,000	171,814
•Resona Bank
4.125% 9/29/49	EUR	100,000	134,341
WM Covered Bond Program
3.875% 9/27/11	EUR	300,000	422,344
			981,357
Basic Industries – 1.57%
*AK Steel 7.75% 6/15/12	USD	51,000	51,128
Bowater 9.00% 8/1/09		20,000	19,250
Foundation Pennsylvania
Coal 7.25% 8/1/14		77,000	74,498
Freeport McMoRan Copper &
Gold 8.25% 4/1/15		41,000	43,870
Georgia-Pacific
7.70% 6/15/15		35,000	34,213
8.875% 5/15/31		72,000	70,200
Hexion US Finance
9.75% 11/15/14		60,000	64,800
*#Ineos Group Holdings 144A
8.50% 2/15/16		75,000	67,875
Lyondell Chemical
8.00% 9/15/14		50,000	56,875
8.25% 9/15/16		20,000	23,550
10.50% 6/1/13		3,000	3,225
#MacDermid 144A
9.50% 4/15/17		98,000	89,424
Norske Skog Canada
8.625% 6/15/11		45,000	37,575
‡Port Townsend Paper
0.00% 8/15/12		48,000	48,000
Potlatch 13.00% 12/1/09		88,000	100,401
•#Ryerson 144A
12.574% 11/1/14		36,000	34,830
#Sappi Papier Holding 144A
6.75% 6/15/12		75,000	74,025
#Steel Dynamics 144A
6.75% 4/1/15		25,000	24,000
7.375% 11/1/12		20,000	19,950
Verso Paper Holdings
9.125% 8/1/14		36,000	35,955
Witco 6.875% 2/1/26		25,000	20,250
			993,894
Brokerage – 0.61%
•Bear Stearns
5.494% 7/16/09		139,000	134,629
Goldman Sachs Group
6.75% 10/1/37		185,000	182,292
LaBranche 11.00% 5/15/12		72,000	71,460
			388,381
Capital Goods – 1.07%
Berry Plastics Holding
8.875% 9/15/14		62,000	60,140
CPG International I
10.50% 7/1/13		52,000	50,180
*Graham Packaging
9.875% 10/15/14		31,000	28,598
Graphic Packaging
International
8.50% 8/15/11		50,000	49,500
*Greenbrier 8.375% 5/15/15		14,000	13,405
*#Hawker Beechcraft
Acquisition 144A
9.75% 4/1/17		36,000	36,450
Interface 10.375% 2/1/10		62,000	65,255

		Principal	Value
		Amount°	(U.S.$)
Corporate Bonds (continued)
Capital Goods (continued)
Intertape Polymer
8.50% 8/1/14	USD	46,000	$42,205
Koppers Industries
9.875% 10/15/13		30,000	31,650
#Momentive Performance
Materials 144A
9.75% 12/1/14		67,000	62,478
•NXP BV Funding
7.993% 10/15/13		76,000	72,105
*Smurfit-Stone
Container Enterprises
8.00% 3/15/17		92,000	88,779
Trimas 9.875% 6/15/12		81,000	80,190
			680,935
Consumer Cyclical – 2.90%
*#Allison Transmission 144A
11.00% 11/1/15		41,000	39,668
*Carrols 9.00% 1/15/13		72,000	66,780
Ford Motor 7.45% 7/16/31		119,000	90,440
Ford Motor Credit
5.75% 1/12/09	EUR	172,000	239,836
7.375% 10/28/09	USD	77,000	72,935
7.80% 6/1/12		140,000	124,885
General Motors
6.375% 5/1/08		85,000	84,363
*8.375% 7/15/33		211,000	176,185
GMAC
4.375% 12/10/07		20,000	19,983
4.75% 9/14/09	EUR	130,000	161,867
5.375% 6/6/11	EUR	110,000	125,572
•6.119% 5/15/09	USD	82,000	76,860
6.875% 9/15/11		159,000	139,029
6.875% 8/28/12		88,000	74,884
KB Home 8.625% 12/15/08		30,000	29,475
Lear 8.75% 12/1/16		139,000	128,575
*Neiman Marcus Group PIK
9.00% 10/15/15		62,000	64,790
NPC International
9.50% 5/1/14		77,000	68,915
#Tenneco 144A
8.125% 11/15/15		20,000	20,050
#USI Holdings 144A
9.75% 5/15/15		36,000	30,240
			1,835,332
Consumer Non-Cyclical – 1.21%
ACCO Brands
7.625% 8/15/15		30,000	27,000
#AmBev International Finance
144A 9.50% 7/24/17	BRL	250,000	119,234
American Achievement
8.25% 4/1/12	USD	15,000	14,700
Chiquita Brands
8.875% 12/1/15		72,000	66,600
*Constellation Brands
8.125% 1/15/12		41,000	$41,000
Cott Beverages
8.00% 12/15/11		67,000	61,640
Jarden 7.50% 5/1/17		66,000	59,730
National Beef Packing
10.50% 8/1/11		62,000	60,295
Pilgrim’s Pride
8.375% 5/1/17		160,000	157,600
Procter & Gamble
2.00% 6/21/10	JPY	17,000,000	156,605
			764,404
Energy – 2.30%
AmeriGas Partners
7.125% 5/20/16	USD	57,000	55,005
Chesapeake Energy
6.375% 6/15/15		48,000	46,320
6.625% 1/15/16		20,000	19,500
Compton Petroleum Finance
7.625% 12/1/13		103,000	96,820
Dynergy Holdings
7.75% 6/1/19		170,000	153,849
El Paso
*6.875% 6/15/14		46,000	46,365
7.00% 6/15/17		67,000	67,480
#El Paso Performance-
Linked Trust 144A
7.75% 7/15/11		46,000	48,403
Energy Partners
9.75% 4/15/14		67,000	64,320
Ferrellgas Finance Escrow
6.75% 5/1/14		25,000	24,375
Geophysique-Veritas
7.50% 5/15/15		13,000	13,163
7.75% 5/15/17		36,000	36,360
#Hilcorp Energy I 144A
7.75% 11/1/15		37,000	35,983
9.00% 6/1/16		77,000	78,925
Inergy Finance
6.875% 12/15/14		52,000	50,440
8.25% 3/1/16		20,000	20,750
#Key Energy Services 144A
8.375% 12/1/14		40,000	40,300
Kinder Morgan Finance
5.35% 1/5/11		1,000	970
Mariner Energy
8.00% 5/15/17		52,000	49,400
Massey Energy
6.625% 11/15/10		15,000	14,663
6.875% 12/15/13		57,000	54,150
#OPTI Canada 144A
7.875% 12/15/14		25,000	24,500
8.25% 12/15/14		13,000	12,870

(continues)     15

Statement of net assets

Delaware Investments Global Dividend and Income Fund, Inc.

		Principal	Value
		Amount°	(U.S.$)
Corporate Bonds (continued)
Energy (continued)
PetroHawk Energy
9.125% 7/15/13	USD	67,000	$70,685
Plains Exploration &
Production
7.00% 3/15/17		41,000	39,155
Regency Energy Partners
8.375% 12/15/13		43,000	45,150
Seitel 9.75% 2/15/14		62,000	53,940
#Stallion Oilfield Services
144A 9.75% 2/1/15		30,000	27,750
Whiting Petroleum
7.25% 5/1/13		62,000	60,760
Williams 7.50% 1/15/31		98,000	106,819
			1,459,170
Finance & Investments – 1.62%
#Algoma Acquisition 144A
9.875% 6/15/15		25,000	20,125
GE Capital UK Funding
4.625% 1/18/16	GBP	114,000	215,492
General Electric Capital
5.125% 1/28/14	SEK	1,000,000	156,115
•5.81% 2/2/11	NOK	1,000,000	178,277
•HSBC Financial
4.919% 4/24/10	CAD	101,000	99,216
#HUB International Holdings
144A 10.25% 6/15/15	USD	25,000	21,563
Leucadia National
8.125% 9/15/15		67,000	67,000
#Nuveen Investments 144A
10.50% 11/15/15		67,000	66,498
Red Arrow International
Leasing 8.375% 3/31/12	RUB	1,769,201	72,352
SLM 5.40% 10/25/11	USD	145,000	132,416
			1,029,054
Media – 1.64%
*CCH I Holdings
13.50% 1/15/14		103,000	79,310
Charter Communication
Holdings
13.50% 1/15/11		165,000	141,074
*Dex Media West
9.875% 8/15/13		67,000	69,764
Idearc 8.00% 11/15/16		134,000	125,959
Insight Midwest
9.75% 10/1/09		25,000	25,063
Intelsat 11.25% 6/15/16		62,000	64,480
#Lamar Media 144A
6.625% 8/15/15		25,000	23,875
#LBI Media 144A
8.50% 8/1/17		35,000	33,950
Mediacom Capital
9.50% 1/15/13		129,000	120,615
#Quebecor Media 144A
7.75% 3/15/16		67,000	62,813
#Quebecor World 144A
9.75% 1/15/15		62,000	49,600
RH Donnelley
8.875% 1/15/16		36,000	34,200
#RH Donnelley 144A
8.875% 10/15/17		77,000	72,958
*#Univision Communications
PIK 144A 9.75% 3/15/15		72,000	67,320
WMG Acquisition
7.375% 4/15/14		77,000	64,969
			1,035,950
Real Estate – 0.26%
BF Saul REIT 7.50% 3/1/14		83,000	79,265
*Host Hotels & Resorts
7.125% 11/1/13		62,000	62,465
Rouse 7.20% 9/15/12		21,000	20,193
			161,923
Services Cyclical – 2.32%
Aramark Services
8.50% 2/1/15		128,000	129,119
#Cardtronics 144A
9.25% 8/15/13		27,000	26,055
Corrections Corporation of
America 7.50% 5/1/11		35,000	35,613
FTI Consulting
7.625% 6/15/13		129,000	132,224
#Galaxy Entertainment
Finance 144A
9.875% 12/15/12		100,000	105,500
Gaylord Entertainment
8.00% 11/15/13		67,000	67,000
Global Cash Access
8.75% 3/15/12		25,000	22,688
*Harrah’s Operating
6.50% 6/1/16		40,000	30,446
Hertz 8.875% 1/1/14		124,000	124,619
Kansas City Southern de
Mexico 9.375% 5/1/12		103,000	109,180
Kansas City Southern
Railway 9.50% 10/1/08		50,000	51,375
Majestic Star Casino
9.50% 10/15/10		103,000	99,653
Mandalay Resort Group
9.375% 2/15/10		25,000	25,938
9.50% 8/1/08		67,000	68,675
*MGM MIRAGE
7.50% 6/1/16		25,000	24,688
‡Northwest Airlines
10.00% 2/1/09		15,000	656
#Penhall International 144A
12.00% 8/1/14		30,000	27,750
#Pokagon Gaming Authority
144A 10.375% 6/15/14		114,000	122,550

		Principal	Value
		Amount°	(U.S.$)
Corporate Bonds (continued)
Services Cyclical (continued)
Rental Services
9.50% 12/1/14	USD	124,000	$115,630
Seabulk International
9.50% 8/15/13		50,000	53,188
#Seminole Indian Tribe
of Florida 144A
7.804% 10/1/20		40,000	41,695
Station Casinos
6.625% 3/15/18		72,000	54,900
			1,469,142
Services Non-Cyclical – 1.22%
Allied Waste North America
7.375% 4/15/14		30,000	30,225
7.875% 4/15/13		67,000	69,178
Casella Waste Systems
9.75% 2/1/13		113,000	115,825
Community Health Systems
8.875% 7/15/15		95,000	96,425
CRC Health 10.75% 2/1/16		124,000	130,820
HCA PIK 9.625% 11/15/16		155,000	161,587
*HealthSouth
10.75% 6/15/16		17,000	17,595
Omnicare 6.875% 12/15/15		57,000	52,725
#Universal Hospital Services
PIK 144A 8.50% 6/1/15		46,000	46,230
US Oncology
10.75% 8/15/14		50,000	49,250
			769,860
Technology & Electronics – 0.66%
Freescale Semiconductor
8.875% 12/15/14		72,000	66,150
International Business
Machines
4.00% 11/11/11	EUR	200,000	285,273
Sungard Data Systems
9.125% 8/15/13	USD	30,000	30,675
10.25% 8/15/15		36,000	37,260
			419,358
Telecommunications – 2.13%
American Tower
7.125% 10/15/12		82,000	83,640
#American Tower 144A
7.00% 10/15/17		41,000	41,923
#Broadview Networks
Holdings 144A
11.375% 9/1/12		45,000	47,350
•Centennial Communications
10.981% 1/1/13		67,000	68,843
Citizens Communications
7.125% 3/15/19		98,000	94,079
Cricket Communications
9.375% 11/1/14		72,000	67,320
•#Hellas Telecommunications II
144A 10.993% 1/15/15		101,000	96,959
Hughes Network Systems
9.50% 4/15/14		92,000	93,149
¶Inmarsat Finance
10.375% 11/15/12		83,000	80,303
Level 3 Financing
9.25% 11/1/14		77,000	69,493
Lucent Technologies
6.45% 3/15/29		62,000	50,220
MetroPCS Wireless
9.25% 11/1/14		88,000	83,819
•#Nortel Networks 144A
9.493% 7/15/11		72,000	70,380
#PAETEC Holding 144A
9.50% 7/15/15		30,000	29,925
Qwest 7.50% 10/1/14		55,000	55,963
Qwest Capital Funding
7.25% 2/15/11		67,000	66,498
Rural Cellular
9.875% 2/1/10		77,000	80,273
•10.661% 11/1/12		25,000	25,625
Time Warner Telecom
Holdings 9.25% 2/15/14		40,000	41,100
Triton PCS 8.50% 6/1/13		36,000	37,710
Windstream 8.125% 8/1/13		62,000	64,093
			1,348,665
Utilities – 0.95%
AES 7.75% 3/1/14		35,000	34,563
#AES 144A 8.00% 10/15/17		41,000	41,000
‡#Calpine 144A
8.496% 7/15/09		68,425	70,820
Elwood Energy
8.159% 7/5/26		98,407	104,107
Midwest Generation
8.30% 7/2/09		68,765	69,796
Mirant Americas Generation
8.30% 5/1/11		101,000	101,253
Mirant North America
7.375% 12/31/13		62,000	62,465
NRG Energy 7.375% 2/1/16		118,000	115,934
			599,938
Total Corporate Bonds
(cost $14,210,569)			13,937,363

Foreign Agencies – 2.54%
Austria – 0.35%
Oesterreichische
Kontrollbank
1.80% 3/22/10	JPY	24,000,000	220,425
			220,425

(continues)     17

Statement of net assets

Delaware Investments Global Dividend and Income Fund, Inc.

		Principal	Value
		Amount°	(U.S.$)
Foreign Agencies (continued)
Germany – 2.19%
KFW
1.75% 3/23/10	JPY	14,000,000	$128,441
3.50% 7/4/21	EUR	228,000	298,466
4.125% 7/4/17	EUR	523,000	748,814
4.95% 10/14/14	CAD	85,000	87,783
Rentenbank
1.375% 4/25/13	JPY	14,000,000	127,223
			1,390,727
Total Foreign Agencies
(cost $1,533,187)			1,611,152

Regional Agencies – 0.53%
Australia – 0.53%
New South Wales Treasury
6.00% 5/1/12	AUD	242,000	205,177
Queensland Treasury
6.00% 8/14/13	AUD	152,000	129,006
Total Regional Agencies
(cost $316,918)			334,183

«Senior Secured Loans – 1.09%
Community Health Systems
7.61% 7/2/14	USD	126,906	121,898
7.61% 8/25/14		3,094	2,971
Energy Futures Holdings
8.39% 10/10/14		260,000	254,964
Ford Motor 8.36% 11/29/13		39,525	36,916
MacDermid 7.45% 4/12/14		29,342	28,755
Talecris Biotherapeutics
2nd Lien 11.85% 12/6/14		55,000	54,725
Telesat Canada
9.00% 2/14/08		100,000	97,000
Univision Communications
7.60% 9/15/14		100,000	92,178
Total Senior Secured Loans
(cost $703,228)			689,407

Sovereign Agency – 0.26%
Norway – 0.26%
Kommunalbanken
4.25% 10/24/11	NOK	940,000	164,267
Total Sovereign Agency
(cost $150,395)			164,267

Sovereign Debt – 8.75%
Austria – 1.14%
Republic of Austria
5.25% 1/4/11	EUR	143,000	216,877
#Republic of Austria 144A
4.00% 9/15/16	EUR	350,000	503,725
			720,602
France – 0.92%
France Government O.A.T.
4.00% 10/25/38	EUR	30,000	39,319
4.00% 4/25/55	EUR	420,000	542,079
			581,398
Germany – 0.59%
Deutschland Republic
6.25% 1/4/24	EUR	213,000	374,734
			374,734
Indonesia – 0.35%
Republic of Indonesia
10.00% 9/17/24	IDR	1,000,000,000	97,759
10.25% 7/15/22	IDR	625,000,000	63,063
10.25% 7/15/27	IDR	644,000,000	62,901
			223,723
Japan – 3.99%
Japan Government
5 yr Bond 1.50% 6/20/11	JPY	51,400,000	471,534
10 yr Bond
1.70% 3/20/17	JPY	26,700,000	245,696
1.90% 6/20/16	JPY	83,600,000	786,579
20 yr Bond
2.10% 12/20/26	JPY	42,000,000	381,540
2.30% 6/20/26	JPY	51,000,000	478,653
30 yr Bond 2.40% 3/20/37	JPY	17,550,000	160,866
			2,524,868
Malaysia – 0.50%
Malaysian Government
3.756% 4/28/11	MYR	535,000	159,635
7.00% 3/15/09	MYR	509,000	157,694
			317,329
Mexico – 0.08%
Mexican Bonos
8.00% 12/17/15	MXN	360,000	33,107
10.00% 12/5/24	MXN	135,000	14,661
			47,768
Norway – 0.47%
Norwegian Government
6.50% 5/15/13	NOK	1,527,000	299,466
			299,466
Poland – 0.27%
Poland Government
6.25% 10/24/15	PLN	410,000	170,344
			170,344
Republic of Korea – 0.29%
Government of South Korea
4.25% 12/7/21	EUR	140,000	186,918
			186,918

		Principal	Value
		Amount°	(U.S.$)
Sovereign Debt (continued)
United Kingdom – 0.15%
U.K. Treasury
5.00% 3/7/12	GBP	27,000	$56,393
9.00% 7/12/11	GBP	17,000	39,986
			96,379
Total Sovereign Debt
(cost $5,240,861)			5,543,529

Supranational Banks – 3.35%
Asia Development Bank
0.50% 10/9/12	AUD	199,000	128,312
European Bank for
Reconstruction &
Development
12.50% 3/23/09	ISK	19,600,000	316,671
European Investment Bank
1.40% 6/20/17	JPY	35,300,000	315,379
4.25% 12/7/10	GBP	173,000	347,875
4.75% 10/15/17	EUR	287,000	431,747
6.00% 7/15/09	NZD	182,000	133,792
Inter-American
Development Bank
7.25% 5/24/12	NZD	199,000	148,376
9.00% 8/6/10	BRL	132,000	72,086
13.00% 6/20/08	ISK	4,400,000	71,114
Nordic Investment Bank
4.625% 7/30/10	NOK	870,000	154,355
Total Supranational Banks
(cost $1,975,392)			2,119,707

		Number of
		Shares
Warrant – 0.00%
†#Solutia 144A,
exercise price $7.59,
expiration date 7/15/09		130	0
Total Warrant (cost $11,059)			0

Total Value of Securities Before Securities
Lending Collateral – 129.92%
(cost $72,303,143)			82,277,147

Securities Lending Collateral** – 13.07%
Investment Companies
Mellon GSL DBT II
Collateral Fund		8,275,173	8,275,173
Total Securities Lending Collateral
(cost $8,275,173)			8,275,173
Total Value of Securities – 142.99%
(cost $80,578,316)			$90,552,320 ©
Obligation to Return Securities
Lending Collateral** – (13.07%)			(8,275,173)
Borrowing Under Line of Credit – (36.32%)			(23,000,000)
Receivables and Other Assets
Net of Liabilities – 6.40%			4,052,420
Net Assets Applicable to 5,463,746
Shares Outstanding; Equivalent to
$11.59 per Share – 100.00%			$63,329,567

Components of Net Assets at November 30, 2007:
Common stock, $0.01 par value, 500,000,000
shares authorized to the Fund			$53,797,676
Distributions in excess of net investment income			(349,505)
Accumulated net realized loss on investments			(287,263)
Net unrealized appreciation of investments
and foreign currencies			10,168,659
Total net assets			$63,329,567

°Principal amount shown is stated in the currency in which each security is denominated.

AUD — Australian Dollar
BRL — Brazilian Real
CAD — Canadian Dollar
CHF — Swiss Francs
COP — Colombian Peso
DKK — Danish Kroner
EUR — European Monetary Unit
GBP — British Pound Sterling
IDR — Indonesian Rupiahs
ISK — Iceland Krona
JPY — Japanese Yen
MXN — Mexican Peso
MYR — Malaysia Ringgit
NOK — Norwegian Kroner
NZD — New Zealand Dollar
PLN — Polish Zloty
RUB — Russian Rubles
SEK — Swedish Krona
USD — United States Dollar

(continues)     19

Statement of net assets

Delaware Investments Global Dividend and Income Fund, Inc.

=

Security is being fair valued in accordance with the Fund’s fair valuation policy. At November 30, 2007, the aggregate amount of fair valued securities equaled $253,623, which represented 0.40% of the Fund’s net assets. See Note 1 in “Notes to financial statements.”

@	Illiquid security. At November 30, 2007, the aggregate amount of illiquid securities equals $62,400, which represented 0.10% of the Fund’s net assets. See Note 11 in “Notes to financial statements.”

†	Non-income producing security for the year ended November 30, 2007.

Õ	Restricted Security. Investment in a security not registered under the Securities Act of 1933, as amended. This security has certain restrictions on resale which may limit its liquidity. At November 30, 2007, the aggregate amount of the restricted securities equaled $62,400 or 0.10% of the Fund’s net assets. See Note 11 in “Notes to financial statements.”

*	Fully or partially on loan.

•	Variable rate security. The rate shown is the rate as of November 30, 2007.

#	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. At November 30, 2007, the aggregate amount of Rule 144A securities equaled $4,865,824, which represented 7.68% of the Fund’s net assets. See Note 11 in “Notes to financial statements.”

‡	Non-income producing security. Security is currently in default.

¶	Step coupon bond. Indicates security that has a zero coupon that remains in effect until a predetermined date at which time the stated interest rate becomes effective.

Δ	Securities have been classified by type of business. Classification by country of origin has been presented in Sector and country allocations on page 8.

«	Senior Secured Loans in which the Fund invests generally pay interest at rates which are periodically redetermined by reference to a base lending rate plus a premium. These base lending rates are generally (i) the prime rate offered by one or more United States banks, (ii) the lending rate offered by one or more European banks such as the London Inter-Bank Offered Rate (‘LIBOR’) and (iii) the certificate of deposit rate. Senior Secured Loans may be subject to restrictions on resale.

**	See Note 10 in “Notes to financial statements.”

©	Includes $7,950,429 of securities loaned.

Summary of Abbreviations:
ADR — American Depositary Receipt
FDR — Federal Depositary Receipt
O.A.T. — Obligation Assimilable au Tresor (Treasury Obligation)
PIK — Payment-in-kind
REIT — Real Estate Investment Trust
yr — Year

The following foreign currency exchange contracts and foreign cross currency exchange contracts were outstanding at November 30, 2007:

Foreign Currency Exchange Contracts[1]
					Unrealized
Contracts to		In		Settlement	Appreciation
Receive (Deliver)		Exchange For		Date	(Depreciation)
AUD	100,954	NZD	(120,968)	12/31/07	$(2,973)
AUD	(377,764)	USD	345,755	12/31/07	12,483
BRL	(251,873)	USD	134,871	12/31/07	(5,628)
CHF	(44,492)	USD	39,322	12/4/07	28
COP	(147,606,000)	USD	73,000	12/28/07	1,104
DKK	(204,649)	USD	40,165	12/4/07	16
EUR	233,582	GBP	(161,768)	12/31/07	4,696
EUR	(175,130)	ISK	15,504,260	12/31/07	6,603
EUR	(32,702)	JPY	6,669,842	12/28/07	2,594
EUR	544,060	NOK	(4,152,788)	12/31/07	40,731
EUR	61,186	NZD	(115,760)	12/31/07	1,502
EUR	(259,372)	USD	379,617	12/4/07	149
EUR	478,924	USD	(700,791)	12/31/07	359
EUR	(216,819)	JPY	35,399,611	1/4/08	2,590
GBP	185,481	JPY	(43,435,319)	12/28/07	(11,356)
GBP	(199,854)	USD	410,720	12/4/07	(103)
GBP	66,290	USD	(136,412)	12/31/07	(268)
GBP	72,000	USD	(147,257)	12/31/07	614
IDR	(3,220,157,000)	USD	349,835	12/31/07	6,171
JPY	28,171,370	USD	(197,088)	12/28/07	57,370
MXN	(1,851,066)	USD	172,024	12/31/07	2,668
MXN	710,000	USD	(64,434)	7/24/08	(695)
MYR	(1,442,540)	USD	431,834	12/31/07	2,411
NOK	610,355	USD	(112,000)	12/31/07	(1,994)
NZD	(426,869)	USD	322,670	12/31/07	(2,110)
PLN	(668,474)	EUR	184,222	12/31/07	(1,280)
SEK	2,976,763	EUR	(326,160)	12/28/07	(8,620)
					$107,062

The use of foreign currency exchange contracts and foreign cross currency exchange contracts involves elements of market risk and risks in excess of the amount recognized in the financial statements. The notional amounts presented above represent the Fund’s total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund’s net assets.

1See Note 8 in “Notes to financial statements.”

See accompanying notes

Statement of assets and liabilities

Delaware Investment Global Dividend and Income Fund, Inc.

November 30,2007

Assets:
Investments at value (including $7,950,429 of securities loaned)	$82,277,147
Short-term investments held as collateral for loaned securities	8,275,173
Foreign currencies	2,897,952
Receivables for securities sold	3,184,220
Dividends and interest receivable	678,674
Foreign currency contracts, at value	117,299
Total assets	97,430,465

Liabilities:
Payables for securities purchased	668,348
Cash overdraft	1,809,395
Line of credit	23,000,000
Obligation to return security lending collateral	8,275,173
Foreign currency contracts, at value	10,237
Due to manager and affiliates	75,544
Other accrued expenses	262,201
Total liabilities	34,100,898

Total Net Assets	$63,329,567

Investments at cost	$72,303,143
Cost of short-term investments held as collateral for loaned securities	8,275,173
Foreign currencies at cost	2,816,554

See accompanying notes

Statement of operations

Delaware Investments Global Dividend and Income Fund, Inc.

Year Ended November 30, 2007

Investment Income:
Dividends	$1,861,934
Interest	1,865,716
Securities lending income	51,314
Foreign tax withheld	(47,634)	$3,731,330

Expenses:
Management fees	669,526
Reports to shareholders	69,668
Accounting and administration expenses	38,251
Dividend disbursing and transfer agent fees and expenses	37,603
Legal fees	25,973
NYSE fees	25,000
Custodian fees	18,994
Pricing fees	18,693
Audit and tax	14,583
Taxes (other than taxes on income)	8,000
Dues and services	7,332
Directors’ fees and benefits	3,557
Insurance fees	1,751
Leverage expenses	1,563
Consulting fees	1,218
Directors’ expenses	422
Registration fees	360	942,494
Less expense paid indirectly		(3,781)
Total operating expenses (before interest expense)		938,713
Interest expense		1,335,042
Total operating expenses		2,273,755
Net Investment Income		1,457,575

Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currencies:
Net realized gain (loss) on:
Investments		3,678,479
Foreign currencies		231,984
Swap contracts		(1,098)
Net realized gain		3,909,365
Net change in unrealized appreciation/depreciation of investments and foreign currencies		(2,820,437)
Net Realized and Unrealized Gain on Investments and Foreign Currencies		1,088,928

Net Increase in Net Assets Resulting from Operations		$2,546,503

See accompanying notes

Statements of changes in net assets

Delaware Investments Global Dividend and Income Fund, Inc.

	Year Ended
	11/30/07	11/30/06
Increase (Decrease) in Net Assets from Operations:
Net investment income	$1,457,575	$1,493,394
Net realized gain on investments and foreign currencies	3,909,365	4,597,383
Net change in unrealized appreciation/depreciation of investments and foreign currencies	(2,820,437)	8,678,243
Net increase in net assets resulting from operations	2,546,503	14,769,020

Dividends and Distributions to Shareholders from:[1]
Net investment income	(2,193,842)	(1,727,584)
Net realized gains	(4,717,455)	(12,532,793)
Tax return of capital	(4,895,858)	—
	(11,807,155)	(14,260,377)

Net Increase (Decrease) in Net Assets	(9,260,652)	508,643

Net Assets:
Beginning of year	72,590,219	72,081,576
End of year (including distributions in excess of net investment income of $349,505
and $229,991, respectively)	$63,329,567	$72,590,219

1 See Note 4 in “Notes to financial statements.”

See accompanying notes

Statement of cash flows

Delaware Investments Global Dividend and Income Fund, Inc.

Year Ended November 30, 2007

Net Cash (Including Foreign Currency) Provided by Operating Activities:
Net increase in net assets resulting from operations	$2,546,503

Adjustments to reconcile net increase in net assets from operations to cash provided by operating activities:
Amortization of premium and discount on investments purchased	35,086
Purchase of investment securities	(42,235,486)
Purchase of short term investment securities	(438,032,854)
Proceeds from disposition of investment securities	52,245,718
Proceeds from disposition of short term investment securities	440,771,476
Net realized gain on investment transactions	(3,678,479)
Net realized loss on swap contracts	1,098
Net realized gains on foreign currencies	(231,984)
Net change in unrealized appreciation/depreciation of investments and foreign currencies	2,820,437
Increase in receivable for investments sold	(1,436,814)
Decrease in interest and dividends receivable	133,398
Decrease in payable for investments purchased	(411,614)
Decrease in interest payable	(7,270)
Decrease in accrued expenses and other liabilities	(10,976)
Total adjustments	9,961,736
Net cash provided by operating activities	12,508,239

Cash Flows Used for Financing Activities:
Cash dividends and distributions paid	(11,807,155)
Net cash used for financing activities	(11,807,155)
Effect of exchange rates on cash	(216,724)
Net increase in cash	484,360
Cash at beginning of year	522,799
Cash at end of year	$1,007,159

Cash paid for interest expense for leverage	$1,342,312

See accompanying notes

Financial highlights

Delaware Investments Global Dividend and Income Fund, Inc.

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year Ended
	11/30/07	11/30/06	11/30/05	11/30/04	11/30/03
Net asset value, beginning of period	$13.290	$13.190	$13.590	$11.980	$ 9.940

Income from investment operations:
Net investment income[1]	0.269	0.273	0.384	0.416	0.554
Net realized and unrealized gain on investments
and foreign currencies	0.192	2.437	0.176	2.154	2.570
Total from investment operations	0.461	2.710	0.560	2.570	3.124

Less dividends and distributions from:
Net investment income	(0.402)	(0.316)	(0.398)	(0.815)	(0.918)
Net realized gain on investments	(0.863)	(2.294)	(0.562)	(0.145)	—
Return of capital	(0.896)	—	—	—	(0.166)
Total dividends and distributions	(2.161)	(2.610)	(0.960)	(0.960)	(1.084)

Net asset value, end of period	$11.590	$13.290	$13.190	$13.590	$11.980

Market value, end of period	$10.550	$13.800	$13.400	$12.300	$11.900

Total return based on:[2]
Market value	(8.46% )	24.39%	17.22%	12.01%	25.92%
Net asset value	4.43%	21.61%	4.43%	22.92%	32.63%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$63,330	$72,590	$72,082	$81,321	$71,693
Ratio of expenses to average net assets	3.13%	3.24%	2.59%	1.92%	2.04%
Ratio of expenses to adjusted average net assets
(before interest expense)[3]	0.98%	1.01%	1.13%	0.98%	1.08%
Ratio of interest expense to adjusted average net assets[3]	1.40%	1.40%	0.87%	0.46%	0.46%
Ratio of net investment income to average net assets	2.01%	2.21%	2.84%	3.31%	5.14%
Ratio of net investment income to adjusted average net assets[3]	1.52%	1.65%	2.19%	2.48%	3.88%
Portfolio turnover	46%	76%	121%	78%	99%

Leverage Analysis:
Debt outstanding at end of period at par (000 omitted)	$23,000	$23,000	$23,000	$25,000	$21,000
Average daily balance of debt outstanding (000 omitted)	$23,000	$23,000	$24,195	$24,410	$21,000
Average daily balance of shares outstanding (000 omitted)	5,464	5,464	5,777	5,986	5,986
Average debt per share	$4.21	$4.21	$4.19	$4.08	$3.51
Asset coverage per $1,000 of debt outstanding at end of period	$3,753	$4,156	$4,134	$4,253	$4,414

[1] The average shares outstanding method has been applied for per share information.
[2] Total investment return is calculated assuming a purchase of common stock on the opening of the first day and a sale on the closing of the last day of each period reported. Dividends and distributions, if any, are assumed for the purpose of this calculation, to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Generally, total investment return based on net asset value will be higher than total investment return based on market value in periods where there is an increase in the discount or decrease in the premium of the market value to the net asset value from the beginning to the end of such periods. Conversely, total investment return based on net asset value will be lower than total investment return based on market value in periods where there is a decrease in the discount or an increase in the premium of the market value to the net asset value from the beginning to the end of such periods.
[3] Adjusted average net assets excludes debt outstanding.

See accompanying notes

Notes to financial statements

Delaware Investments Global Dividend and Income Fund, Inc.

November 30, 2007

Delaware Investments Global Dividend and Income Fund, Inc. (Fund) is organized as a Maryland corporation and is a diversified closed-end management investment company under the Investment Company Act of 1940, as amended. The Fund’s shares trade on the New York Stock Exchange (NYSE) under the symbol DGF.

The investment objective of the Fund is to seek high current income. Capital appreciation is a secondary objective.

1. Significant Accounting Policies

The following accounting policies are in accordance with U.S. generally accepted accounting principles and are consistently followed by the Fund.

Security Valuation — Equity securities, except those traded on the Nasdaq Stock Market, Inc. (Nasdaq), are valued at the last quoted sales price as of the time of the regular close of the NYSE on the valuation date. Securities traded on the Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If on a particular day an equity security does not trade, then the mean between the bid and asked prices will be used. Securities listed on a foreign exchange are valued at the last quoted sales price before the Fund is valued. U.S. Government and agency securities are valued at the mean between the bid and asked prices. Other long-term debt securities, credit default swap (CDS) contracts and interest rate swap contracts are valued by an independent pricing service or broker and such prices are believed to reflect the fair value of such securities. Short-term debt securities having less than 60 days to maturity are valued at amortized cost, which approximates market value. Securities lending collateral, which is invested in a collective investment vehicle, is valued at unit value per share. Foreign currency exchange contracts and forward foreign cross currency exchange contracts are valued at the mean between the bid and asked prices of the contracts and are marked-to-market daily. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available. Futures contracts and options on futures contracts are valued at the daily quoted settlement prices. Exchange-traded options are valued at the last reported sale price or, if no sales are reported, at the mean between the last reported bid and asked prices. Generally, index swap contracts, spread swap contracts and other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Fund’s Board of Directors. In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures, or with respect to foreign securities, aftermarket trading or significant events after local market trading (e.g., government actions or pronouncements, trading volume or volatility on markets, exchanges among dealers, or news events).

In September 2006, the Financial Accounting Standards Board (FASB) issued FASB Statement No. 157 “Fair Value Measurements” (Statement 157). Statement 157 establishes a framework for measuring fair value in generally accepted accounting principles, clarifies the definition of fair value within that framework, and expands disclosures about the use of fair value measurements. Statement 157 is intended to increase consistency and comparability among fair value estimates used in financial reporting. Statement 157 is effective for fiscal years beginning after November 15, 2007. Management does not expect the adoption of Statement 157 to have a material impact on the amounts reported in the financial statements.

Federal Income Taxes — The Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. Accordingly, no provision for federal income taxes has been made in the financial statements.

On July 13, 2006, the FASB released FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented, and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet a more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. Securities and Exchange Commission (SEC) guidance allows implementing FIN 48 in the Fund’s net asset value calculations as late as the Fund’s last net asset value calculation in the first required financial statement reporting period. As a result, the Fund will incorporate FIN 48 in its semiannual report on May 31, 2008. Although the Fund’s tax positions are currently being evaluated, management does not expect the adoption of FIN 48 to have a material impact on the Fund’s financial statements.

Distributions — The Fund has a managed distribution policy. Under the policy, the Fund declares and pays monthly distributions and is managed with a goal of generating as much of the distribution as possible from ordinary income (net investment income and short-term capital gains). The balance of the distribution then comes from long-term capital gains to the extent permitted and, if necessary, a return of capital. The current annualized rate is $0.96 per share ($0.08 monthly). The Fund continues to evaluate its monthly distribution in light of ongoing economic and market conditions and may change the amount of the monthly distributions in the future.

Repurchase Agreements — The Fund may invest in a pooled cash account along with members of the Delaware Investments® Family of Funds pursuant to an exemptive order issued by the SEC. The aggregate daily balance of the pooled cash account is invested in repurchase agreements secured by obligations of the U.S. government. The respective collateral is held by the Fund’s custodian bank until the maturity of the respective repurchase agreements. Each repurchase agreement is at least 102% collateralized. However, in the event of default or bankruptcy by the counterparty to the agreement, realization of the collateral may be subject to legal proceedings.

Foreign Currency Transactions — Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the valuation date. The value of all assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of such currencies against the U.S. dollar daily. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Fund isolates that portion of realized gains and losses on investments in debt securities, which are due to changes in foreign exchange rates from that which are due to changes in market prices of debt securities. For foreign equity securities,

1. Significant Accounting Policies (continued)

these changes are included in realized gains (losses) on investments. The Fund reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, where such components are treated as ordinary income (loss) for federal income tax purposes.

Use of Estimates — The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Other — Expenses directly attributable to the Fund are charged directly to the Fund. Other expenses common to various funds within the Delaware Investments® Family of Funds are generally allocated amongst such funds on the basis of average net assets. Management fees and some other expenses are paid monthly. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Discounts and premiums on non-convertible bonds are amortized to interest income over the lives of the respective securities. Realized gains (losses) on paydowns of mortgage- and asset-backed securities are classified as interest income. Foreign dividends are also recorded on the ex-dividend date or as soon after the ex-dividend date that the Fund is aware of such dividends, net of all non-rebatable tax withholdings. Withholding taxes on foreign dividends and interest have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates. Distributions received from investments in Real Estate Investment Trusts (REITs) are recorded as dividend income on the ex-dividend date as an estimate, subject to reclassification upon notice of the character of such distribution by the issuer.

Subject to seeking best execution, the Fund may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commission to the Fund in cash. Such commission rebates are included in realized gain on investments in the accompanying financial statements and totaled $166 for the year ended November 30, 2007. In general, best execution refers to many factors, including the price paid or received for a security, the commission charged, the promptness and reliability of execution, the confidentiality and placement accorded the order, and other factors affecting the overall benefit obtained by the Fund on the transaction. DMC, as defined below, and its affiliates have previously and may in the future act as an investment advisor to mutual funds or separate accounts affiliated with the administrator of the commission recapture program described above. In addition, affiliates of the administrator act as consultants in helping institutional clients choose investment advisors and may also participate in other types of business and provide other services in the investment management industry.

The Fund receives earnings credits from its custodian when positive cash balances are maintained, which are used to offset custody fees. The expense paid under this arrangement is included in custodian fees on the Statement of operations with the corresponding expense offset shown as “expense paid indirectly.”

2. Investment Management, Administration Agreements and Other Transactions with Affiliates

In accordance with the terms of its investment management agreement, the Fund pays Delaware Management Company (DMC), a series of Delaware Management Business Trust and the investment manager, an annual fee of 0.70%, which is calculated daily based on the adjusted average weekly net assets.

Effective October 1, 2007, Delaware Service Company, Inc. (DSC), an affiliate of DMC, provides fund accounting and financial administration oversight services to the Fund. For these services, the Fund pays DSC fees based on the aggregate daily net assets of the Delaware Investments® Family of Funds at the following annual rate: 0.0050% of the first $30 billion; 0.0045% of the next $10 billion; 0.0040% of the next $10 billion; and 0.0025% of aggregate average daily net assets in excess of $50 billion. The fees payable to DSC under the service agreement described above are allocated among all funds in the Delaware Investments Family of Funds on a relative net asset value basis. Prior to October 1, 2007, DSC provided fund accounting and administrative services to the Fund and received a fee at an annual rate of 0.04% of adjusted average weekly net assets. For the year ended November 30, 2007, the Fund was charged $ 32,832 for these services.

For purposes of the calculation of investment management fees and administration fees, adjusted average weekly net assets does not include the commercial paper or line of credit liability.

At November 30, 2007, the Fund had liabilities payable to affiliates as follows:

Investment management fee payable to DMC	$52,397
Fees and other expenses payable to DSC	2,762
Other expenses payable to DMC and affiliates*	20,385

*	DMC, as part of its administrative services, pays operating expenses on behalf of the Fund and is reimbursed on a periodic basis. Such expenses include items such as printing of shareholder reports, fees for audit, legal and tax services, stock exchange fees, custodian fees and Directors’ fees.

As provided in the investment management agreement, the Fund bears the cost of certain legal and tax services, including internal legal and tax services provided to the Fund by DMC and/or its affiliates’ employees. For the year ended November 30, 2007, the Fund was charged $3,735 for internal legal and tax services provided by DMC and/or its affiliates’ employees.

Certain officers of DMC and DSC are officers and/or directors of the Fund. These officers and directors are paid no compensation by the Fund.

(continues)     27

Notes to financial statements

Delaware Investments Global Dividend and Income Fund, Inc.

3. Investments

For the year ended November 30, 2007, the Fund made purchases of $42,235,486 and sales of $52,245,718 of investment securities other than short-term investments.

At November 30, 2007, the cost of investments for federal income tax purposes was $80,865,579. At November 30, 2007, net unrealized appreciation was $9,686,741, of which $12,385,470 related to unrealized appreciation of investments and $2,698,729 related to unrealized depreciation of investments.

4. Dividend and Distribution Information

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles. Additionally, gains (losses) on foreign currency transactions and net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the years ended November 30, 2007 and 2006 was as follows:

	Year Ended
	2007	2006
Ordinary income	$ 2,426,014	$3,294,270
Long-term capital gains	4,485,283	10,966,107
Return of capital	4,895,858	—
Total	$11,807,155	$14,260,377

5. Components of Net Assets on a Tax Basis

As of November 30, 2007, the components of net assets on a tax basis were as follows:

Shares of beneficial interest	$53,797,676
Other temporary differences	(258,822)
Unrealized appreciation of investments
and foreign currencies	9,790,713
Net assets	$63,329,567

The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses on wash sales, interest accrued on bonds in default, tax deferral of losses on straddles, contingent payment debt instruments, mark-to-market of foreign currency contracts, tax treatment of CDS contracts, and market discount and premium on debt instruments.

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to tax treatment of gain (loss) on foreign currency transactions, dividends and distributions, market discount and premium on certain debt instruments, passive foreign investment companies, CDS contracts, paydowns of mortgage- and asset-backed securities and REITs. Results of operations and net assets were not affected by these reclassifications. For the year ended November 30, 2007, the Fund recorded the following reclassifications:

Distributions in excess of net investment income	$616,753
Accumulated net realized loss	(616,753)

6. Capital Stock

Shares obtained under the Fund’s dividend reinvestment plan are purchased by the Fund’s transfer agent, Mellon Investor Services, LLC, in the open market. There were no shares issued under the Fund’s dividend reinvestment plan for the years ended November 30, 2007 and 2006.

For the years ended November 30, 2007 and 2006, the Fund did not have any transactions in common shares.

The Fund did not repurchase any shares under the Share Repurchase Program during the years ended November 30, 2007 and 2006.

7. Line of Credit

For the year ended November 30, 2007, the Fund borrowed money pursuant to a $25,000,000 Line of Credit Agreement with JPMorgan Chase. At November 30, 2007, the par value of loans outstanding was $23,000,000 at a variable interest rate of 5.495%. During the year ended November 30, 2007, the average daily balance of loans outstanding was $23,000,000 at a weighted average interest rate of approximately 5.80%. The maximum amount of loans outstanding at any time during the period was $23,000,000. Interest on borrowings was based on market rates in effect at the time of borrowing. The commitment fee is computed at a rate of 0.10% per annum on the unused balance. The was collateralized by the Fund’s portfolio.

On December 3, 2007, the Fund terminated its Credit Agreement with JPMorgan Chase and entered into a $25,000,000 Credit Agreement with The Bank of New York on similar terms.

8. Foreign Currency Exchange Contracts

The Fund may enter into foreign currency exchange contracts and foreign cross currency exchange contracts as a way of managing foreign exchange rate risk. The Fund may enter into these contracts to fix the U.S. dollar value of a security that it has agreed to buy or sell for the period between the date the trade was entered into and the date the security is delivered and paid for. The Fund may also use these contracts to hedge the U.S. dollar value of securities it already owns that are denominated in foreign currencies. The change in market value is recorded as an unrealized gain or loss. When the contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of foreign currency exchange contracts and foreign cross currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities, but does establish a rate of exchange that can be achieved in the future. Although foreign currency exchange contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase. In addition, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts. The unrealized gain (loss) is included in receivables and other assets net of liabilities on the Statement of net assets.

9. Swap Contracts

The Fund may enter into interest rate swap contracts, index swap contracts and CDS contracts in accordance with its investment objectives. The Fund may use interest rate swaps to adjust the Fund’s sensitivity to interest rates or to hedge against changes in interest rates. Index swaps may be used to gain exposure to markets that the Fund invests in, such as the corporate bond market. The Fund may also use index swaps as a substitute for futures or options contracts if such contracts are not directly available to the Fund on favorable terms. The Fund may enter into CDS contracts in order to hedge against a credit event, to enhance total return or to gain exposure to certain securities or markets.

An interest rate swap involves payments received by the Fund from another party based on a variable or floating interest rate, in return for making payments based on a fixed interest rate. An interest rate swap can also work in reverse with the Fund receiving payments based on a fixed interest rate and making payments based on a variable or floating interest rate. Interest rate swaps may be used to adjust the Fund’s sensitivity to interest rates or to hedge against changes in interest rates. Periodic payments on such contracts are accrued daily and recorded as unrealized appreciation/depreciation on swap contracts. Upon periodic payment/receipt or termination of the contract, such amounts are recorded as realized gains or losses on swap contracts.

Index swaps involve commitments to pay interest in exchange for a market-linked return based on a notional amount. To the extent the total return of the security, instrument or basket of instruments underlying the transaction exceeds the offsetting interest obligation, the Fund will receive a payment from the counterparty. To the extent the total return of the security, instrument or basket of instruments underlying the transaction falls short of the offsetting interest obligation, the Fund will make a payment to the counterparty. The change in value of swap contracts outstanding, if any, is recorded as unrealized appreciation or depreciation daily. A realized gain or loss is recorded on maturity or termination of the swap contract.

A CDS contract is a risk-transfer instrument through which one party ( purchaser of protection) transfers to another party ( seller of protection) the financial risk of a credit event (as defined in the CDS agreement), as it relates to a particular reference security or basket of securities (such as an index). In exchange for the protection offered by the seller of protection, the purchaser of protection agrees to pay the seller of protection a periodic amount at a stated rate that is applied to the notional amount of the CDS contract. In addition, an upfront payment may be made or received by the Fund in connection with an unwinding or assignment of a CDS contract. Upon the occurrence of a credit event, the seller of protection would pay the par (or other agreed-upon) value of the referenced security (or basket of securities) to the counterparty.

During the year ended November 30, 2007, the Fund entered into CDS contracts as a purchaser and seller of protection. Periodic payments on such contracts are accrued daily and recorded as unrealized gains or losses on swap contracts. Upon payment, such amounts are recorded as realized losses on swap contracts. Upfront payments made or received in connection with CDS contracts are amortized over the expected life of the CDS contracts as realized losses (gains) on swap contracts. The change in value of CDS contracts is recorded as unrealized appreciation or depreciation daily. A realized gain or loss is recorded upon a credit event (as defined in the CDS agreement) or the maturity or termination of the agreement.

Credit default swaps may involve greater risks than if the Fund had invested in the referenced obligation directly. Credit default swaps are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Fund enters into a CDS contract as a purchaser of protection and no credit event occurs, its exposure is limited to the periodic payments previously made to the counterparty.

Because there is no organized market for swap contracts, the value of open swaps may differ from that which would be realized in the event the Fund terminated its position in the agreement. Risks of entering into these contracts include the potential inability of the counterparty to meet the terms of the contracts. This type of risk is generally limited to the amount of favorable movements in the value of the underlying security, instrument, or basket of instruments, if any, at the day of default. Risks also arise from potential losses from adverse market movements and such losses could exceed the unrealized amounts, if any, shown on the Statement of net assets. At November 30, 2007, the Fund had no open swap contracts.

10. Securities Lending

The Fund, along with other funds in the Delaware Investments® Family of Funds, may lend its securities pursuant to a security lending agreement (Lending Agreement) with Mellon Bank, N.A. (Mellon). With respect to each loan, if the aggregate market value of the collateral held on any business day is less than the aggregate market value of the securities which are the subject of such loan, the borrower will be notified to provide additional collateral not less than the applicable collateral requirements. Cash collateral received is invested in a collective investment vehicle (Collective Trust) established by Mellon for the purpose of investment on behalf of clients participating in its securities lending programs. The Collective Trust invests in fixed income securities with a weighted average maturity not to exceed 90 days, rated in one of the top two tiers by Standard & Poor’s Ratings Group or Moody’s Investors Service, Inc. or repurchase agreements collateralized by such securities. However, in the event of default or bankruptcy by the lending agent, realization and/or retention of the collateral may be subject to legal proceedings. In the event the borrower fails to return loaned securities and the collateral received is insufficient to cover the value of the loaned securities and provided such collateral shortfall is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Fund, or at the discretion of the lending agent, replace the loaned securities. The Fund continues to record dividends or interest, as applicable, on the securities loaned and is subject to change in value of the securities loaned that may occur during the term of the loan. The Fund has the right under the Lending Agreement to recover the securities from the borrower on demand. The security lending agent and the borrower retain a portion of the earnings from the collateral investments. The Fund records security lending income net of such allocation.

At November 30, 2007, the market value of securities on loan was $7,950,429, for which cash collateral was received and invested in accordance with the Lending Agreement. Such investments are presented on the Statement of net assets under the caption “Securities Lending Collateral.”

(continues)     29

Notes to financial statements

Delaware Investments Global Dividend and Income Fund, Inc.

11. Credit and Market Risk

Some countries in which the Fund may invest require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.

The securities exchanges of certain foreign markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States. Consequently, acquisition and disposition of securities by the Fund may be inhibited. In addition, a significant portion of the aggregate market value of equity securities listed on the major securities exchanges in emerging markets is held by a smaller number of investors. This may limit the number of shares available for acquisition or disposition by the Fund.

The Fund invests a portion of its assets in high yield fixed income securities, which carry ratings of BB or lower by Standard & Poor’s Ratings Group and/or Ba or lower by Moody’s Investors Service, Inc. Investments in these higher yielding securities are generally accompanied by a greater degree of credit risk than higher rated securities. Additionally, lower rated securities may be more susceptible to adverse economic and competitive industry conditions than investment grade securities.

The Fund invests in REITs and is subject to some of the risks associated with that industry. If the Fund holds real estate directly as a result of defaults or receives rental income directly from real estate holdings, its tax status as a regulated investment company may be jeopardized. There were no direct real estate holdings during the year ended November 30, 2007. The Fund’s REIT holdings are also affected by interest rate changes, particularly if the REITs it holds use floating rate debt to finance their ongoing operations.

The Fund may invest up to 10% of its net assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Fund’s Board of Trustees has delegated to DMC the day-to-day functions of determining whether individual securities are liquid for purposes of each Fund’s limitation on investments in illiquid assets. Rule 144A and illiquid securities have been identified on the Statement of net assets.

12. Contractual Obligations

The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund’s existing contracts and expects the risk of loss to be remote.

13. Change in Custodian

On August 9, 2007, Mellon Bank, N.A., One Mellon Center, Pittsburgh, PA 15285, became the Fund’s custodian.

14. Tax Information (Unaudited)

The information set forth below is for the Fund’s fiscal year as required by federal income tax laws. Shareholders, however, must report distributions on a calendar year basis for income tax purposes, which may include distributions for portions of two fiscal years of a fund. Accordingly, the information needed by shareholders for income tax purposes will be sent to them in January of each year. Please consult your tax advisor for proper treatment of this information.

For the fiscal year ended November 30, 2007, the Fund designates distributions paid during the year as follows:

(A)	(B)
Long-Term	Ordinary	(C)
Capital Gain	Income	Return	Total	(D)
Distributions	Distributions*	of Capital	Distributions	Qualifying
(Tax Basis)	(Tax Basis)	(Tax Basis)	(Tax Basis)	Dividends[1]
38%	21%	41%	100%	27%

(A), (B) and (C) are based on a percentage of the Fund’s total distributions. (D) is based on percentage of ordinary income distributions of the Fund.

[1]	Qualifying dividends represent dividends, which qualify for the corporate dividends received deduction.

*	For the fiscal year ended November 30, 2007, certain dividends paid by the Fund may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Fund intends to designate up to a maximum amount $1,189,488 to be taxed at maximum rate of 15%. Complete information will be computed and reported in conjunction with your 2007 Form 1099-DIV.

Report of independent
registered public accounting firm

To the Shareholders and Board of Directors
Delaware Investments Global Dividend and Income Fund, Inc.

We have audited the accompanying statement of net assets of Delaware Investments Global Dividend and Income Fund, Inc. (the “Fund”) as of November 30, 2007, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2007, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Delaware Investments Global Dividend and Income Fund, Inc. at November 30, 2007, the results of its operations and cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Philadelphia, Pennsylvania
January 22, 2008

Other Fund information (unaudited)

Delaware Investments Global Dividend and Income Fund, Inc.

Proxy Results

The Fund held its Annual Meeting of Shareholders on August 15, 2007. At the Annual Meeting, the Fund’s shareholders elected nine Directors. The results of the voting at the meeting were as follows:

		Shares	No Ballot
Nominee	Shares Voted For	Withheld	Received
Patrick P. Coyne	5,037,565.496	109,777.813	316,402.598
Thomas L. Bennett	5,003,166.496	144,176.813	316,402.598
John A. Fry	5,003,166.496	144,176.813	316,402.598
Anthony D. Knerr	5,035,765.496	111,577.813	316,402.598
Lucinda S. Landreth	5,037,558.496	109,784.813	316,402.598
Ann R. Leven	5,032,123.496	115,219.813	316,402.598
Thomas F. Madison	5,029,852.496	117,490.813	316,402.598
Janet L. Yeomans	5,033,937.496	113,405.813	316,402.598
J. Richard Zecher	5,036,490.496	110,852.813	316,402.598

Corporate Governance

The Fund’s audit committee charter is available on its web site at www.delawareinvestments.com, and the charter is also available in print to any shareholder who requests it. The Fund submitted its Annual CEO certification for 2007 to the New York Stock Exchange (“NYSE”) on September 14, 2007 stating that the CEO was not aware of any violation by the Fund of the NYSE’s corporate governance listing standards. In addition, the Fund had filed the required CEO/CFO certifications regarding the quality of the Fund’s public disclosure as exhibits to the Forms N-CSR and Forms N-Q filed by the Fund over the past fiscal year. The Fund’s Form N-CSR and Form N-Q filings are available on the Commission’s web site at www.sec.gov.

Changes to Portfolio Management Team

During the year ended November 30, 2007, Thomas H. Chow, Kevin P. Loome, and Roger A. Early were appointed co-portfolio managers of the Fund in May 2007, August 2007, and January 2008, respectively. Messrs. Chow, Early, and Loome work with Babak Zenouzi, Damon J. Andres, D. Tysen Nutt, Jr., Anthony A. Lombardi, Robert A. Vogel, Jr., Nikhil G. Lalvani, Nashira S. Wynn, Zoë A. Neale, Edward A. Gray, Todd A. Bassion, and Philip R. Perkins in making day-to-day decisions for the Fund.

Fund management

Thomas H. Chow, CFA
Senior Vice President, Senior Portfolio Manager

Thomas H. Chow is a member of the firm’s taxable fixed income portfolio management team with primary responsibility for portfolio construction and strategic asset allocation. His experience includes significant exposure to asset liability management strategies and credit risk opportunities. Prior to joining Delaware Investments in 2001, he was a trader of high grade and high yield securities, and was involved in the portfolio management of collateralized bond obligations (CBOs) and insurance portfolios at SunAmerica/AIG from 1997 to 2001. Before that, he was an analyst, trader, and portfolio manager at Conseco Capital Management from 1989 to 1997. Chow received a bachelor’s degree in business analysis from Indiana University, and he is a Fellow of Life Management Institute.

Roger A. Early, CPA, CFA, CFP
Senior Vice President, Senior Portfolio Manager

Roger A. Early is a member of the firm’s taxable fixed income portfolio management team with primary responsibility for portfolio construction and strategic asset allocation. He re-joined Delaware Investments in March 2007. During his previous tenure at the firm, from 1994 to 2001, he was a senior portfolio manager in the same area, and he left Delaware Investments as head of its U.S. investment grade fixed income group. Early most recently worked at Chartwell Investment Partners, where he served as a senior portfolio manager in fixed income from 2003 to 2007. He also worked at Turner Investments from 2002 to 2003, where he served as chief investment officer for fixed income, and Rittenhouse Financial from 2001 to 2002. He started his career in Pittsburgh, leaving to join Delaware Investments in 1994 after 10 years at Federated Investors. Early earned his bachelor’s degree in economics from The Wharton School of the University of Pennsylvania and an MBA with concentrations in finance and accounting from the University of Pittsburgh, and he is a member of The CFA Society of Philadelphia.

Kevin P. Loome, CFA
Senior Vice President, Senior Portfolio Manager, Head of High Yield Investments

Kevin P. Loome is head of the High Yield fixed income team, responsible for portfolio construction and strategic asset allocation of all high yield fixed income assets. Prior to joining Delaware Investments in August 2007, Loome spent 11 years at T. Rowe Price, starting as an analyst and leaving the firm as a portfolio manager. He began his career with Morgan Stanley as a corporate finance analyst in the New York and London offices. Loome received his bachelor’s degree in commerce from the University of Virginia and earned an MBA from the Tuck School of Business at Dartmouth.

Babak (Bob) Zenouzi
Senior Vice President, Senior Portfolio Manager

Bob Zenouzi rejoined Delaware Investments in May 2006. He left the firm in 1999 after seven years as an analyst and portfolio manager. Currently, he leads the firm’s REIT group, including the team, its process, and its institutional and retail products, which he created during his prior time with the firm. He also serves as lead portfolio manager for the firm’s Dividend Income products, which he helped create in the 1990s. Most recently, Zenouzi worked at Chartwell Investment Partners from 1999 to 2006, where he was a partner and senior portfolio manager on Chartwell’s Small-Cap Value portfolio. He began his career with The Boston Company, where he held several positions in accounting and financial analysis. Zenouzi earned a master’s degree in finance from Boston College and a bachelor’s degree from Babson College. He is a member of the National Association of Real Estate Investment Trusts and the Urban Land Institute.

Damon J. Andres, CFA
Vice President, Senior Portfolio Manager

Damon J. Andres, who joined Delaware Investments in 1994, currently serves as a portfolio manager for REIT investments and convertibles. He also serves as a portfolio manager for the firm’s Dividend Income products. From 1991 to 1994, he performed investment-consulting services as a consulting associate with Cambridge Associates. Andres earned a bachelor’s degree in business administration with an emphasis in finance and accounting from the University of Richmond.

D. Tysen Nutt Jr.
Senior Vice President, Senior Portfolio Manager, Team Leader – Large-Cap Value Focus Equity

D. Tysen Nutt Jr. joined Delaware Investments in 2004 as senior vice president and senior portfolio manager for the firm’s Large-Cap Value Focus strategy. Before joining the firm, Nutt led the U.S. Active Large-Cap Value team within Merrill Lynch Investment Managers (MLIM), where he managed mutual funds and separate accounts for institutions and private clients. He departed MLIM as a managing director. Prior to joining MLIM in 1994, Nutt was with Van Deventer & Hoch (V&H) where he managed large-cap value portfolios for institutions and private clients. He began his investment career at Dean Witter Reynolds, where he eventually became vice president, investments. Nutt earned his bachelor’s degree from Dartmouth College, and he is a member of the New York Society of Security Analysts and the CFA Institute.

Anthony A. Lombardi, CFA
Vice President, Senior Portfolio Manager

Anthony A. Lombardi joined Delaware Investments in 2004 as a vice president and senior portfolio manager for the firm’s Large-Cap Value Focus strategy. Previously, Lombardi worked at Merrill Lynch Investment Managers from 1998 to 2004, where he rose to the position of director and portfolio manager for the U.S. Active Large-Cap Value team, managing mutual funds and separate accounts for institutions and private clients. Prior to that, he worked at Dean Witter Reynolds for seven years as a sell-side equity research analyst, and he began his career as an investment analyst with Crossland Savings in 1989. Lombardi graduated from Hofstra University, receiving a bachelor’s degree in finance and an MBA with a concentration in finance. He is a member of the New York Society of Security Analysts and the CFA Institute.

Robert A. Vogel Jr., CFA
Vice President, Senior Portfolio Manager

Robert A. Vogel Jr. joined Delaware Investments in 2004 as a vice president, senior portfolio manager for the firm’s Large-Cap Value Focus strategy. He previously worked at Merrill Lynch Investment Managers for more than seven years, where he rose to the position of director and portfolio manager within the U.S. Active Large-Cap Value team. He began his career in 1992 as a financial consultant at Merrill Lynch. Vogel graduated from Loyola College in Maryland, earning both bachelor’s and master’s degrees in finance. He also earned an MBA with a concentration in finance from The Wharton School of the University of Pennsylvania, and he is a member of the New York Society of Security Analysts and The CFA Society of Philadelphia.

(continues)     33

Other Fund information (unaudited)

Delaware Investments Global Dividend and Income Fund, Inc.

Nikhil G. Lalvani, CFA
Vice President, Portfolio Manager

Nikhil G. Lalvani is a portfolio manager with the firm’s Large-Cap Value Focus team. At Delaware Investments, Lalvani has served as both a fundamental and quantitative analyst. Prior to joining the firm in 1997, he was a research associate with Bloomberg. Lalvani holds a bachelor’s degree in finance from The Pennsylvania State University and is a member of The CFA Society of Philadelphia.

Nashira S. Wynn
Vice President, Portfolio Manager

Nashira S. Wynn is a portfolio manager with the firm’s Large-Cap Value Focus team. Prior to joining Delaware Investments in 2004, she was an equity research analyst for Merrill Lynch Investment Managers, starting there in July 2001. Wynn earned a bachelor’s degree in finance, with a minor in economics, from The College of New Jersey, and she attended England’s Oxford University as a presidential scholar.

Zoë A. Neale
Senior Vice President, Chief Investment Officer – International Value Equity

Zoë A. Neale joined Delaware Investments in June 2005 to develop the firm’s International Value Equity strategies, from Arborway Capital, which she co-founded in January 2005. Previously she ran the International Value Strategies business at Thomas Weisel Asset Management (TWAM). She joined TWAM when it acquired ValueQuest/TA in 2002. Neale started at ValueQuest in 1996 and served as a senior investment professional with portfolio management and global research responsibilities for several sectors. Prior to ValueQuest, she was an assistant vice president and portfolio manager for Anchor Capital Advisors, with generalist research responsibilities. Neale earned a bachelor’s degree in economics from the University of Texas, Austin, and an MBA from Northeastern University.

Edward A. “Ned” Gray, CFA
Vice President, Senior Portfolio Manager

Ned Gray joined Delaware Investments in June 2005 to develop the firm’s International Value Equity team, from Arborway Capital, which he co-founded in January 2005. He previously worked in the investment management business at Thomas Weisel Asset Management, and ValueQuest, which was acquired by TWAM in 2002. At ValueQuest, which he joined in 1987, Gray served as a senior investment professional with responsibilities for portfolio management, security analysis, quantitative research, performance analysis, global research, back office/investment information systems integration, trading, and client and consultant relations. Prior to ValueQuest, he was a research analyst at the Center for Competitive Analysis. Gray received his bachelor’s degree in history from Reed College and a master of arts in law and diplomacy, in international economics, business and law from Tufts University’s Fletcher School of Law and Diplomacy.

Todd A. Bassion, CFA
Vice President, Portfolio Manager, Senior Equity Analyst

Todd A. Bassion joined Delaware Investments in June 2005 as a senior analyst on the firm’s International Value Equity team. He takes a lead role in generating and researching new companies for the portfolios as well as providing input on ongoing portfolio management. Bassion previously worked at Arborway Capital, where he was a key part of the team that started at ValueQuest/TA and moved to Thomas Weisel Asset Management with its acquisition of ValueQuest/TA in 2002. Bassion, who joined ValueQuest/TA in 2000, served as a research associate there. Bassion earned a bachelor’s degree in economics from Colorado College.

Philip R. Perkins
Senior Vice President, Senior Portfolio Manager

Philip R. Perkins is a member of the firm’s taxable fixed income portfolio management team with primary responsibility for portfolio construction and strategic asset allocation. He leads the firm’s international bond team, where his responsibilities include managing global bond assets across the product matrix. Prior to joining Delaware Investments in 2003, he worked at Deutsche Bank for five years. He served as a managing director in global markets from 2001 to 2003, during that same time he was the chief operating officer for the Bank’s emerging markets division in London, and from 1998 to 2001 he was responsible for local markets trading in Moscow. Prior to that, Perkins was chief executive officer of Dinner Key Advisors, a registered broker/dealer founded to trade derivative mortgage-backed bonds with institutional clients. He began his career at Salomon Brothers, where he was a mortgage/CMO trader from 1985 to 1990. Perkins holds a bachelor’s degree in international studies with a minor in computer science from the University of Notre Dame.

Jordan L. Irving and Timothy L. Rabe are no longer co-portfolio managers for the Fund.

Distribution Information

Shareholders were sent monthly notices from the Fund that set forth estimates, on a book basis, of the source or sources from which monthly distributions were paid. Subsequently, certain of these estimates have been corrected in part. Listed below is a written statement of the sources of these monthly distributions on a book basis.

	Net Investment	Return of	Gain from	Total
	Income	Capital	Sale of Securities	Distribution
	per share	per share	per share	per share
12/06	$0.020	$ —	$0.181	$0.201
1/07	0.019	—	0.061	0.080
2/07	0.017	0.004	0.059	0.080
3/07	0.039	0.041	—	0.080
4/07	0.028	0.052	—	0.080
5/07	0.038	0.042	—	0.080
6/07	0.031	0.049	—	0.080
7/07	0.016	0.064	—	0.080
8/07	0.021	0.059	—	0.080
9/07	0.025	0.055	—	0.080
10/07	0.016	—	0.064	0.080
11/07-Regular Monthly
Distribution	0.002	0.078	—	0.080
11/07-Special Distribution	0.035	0.485	0.560	1.080
Total	$0.307	$0.929	$0.925	$2.161

Please note that the information in the preceding chart is for book purposes only. Shareholders should be aware the tax treatment of distributions may differ from their book treatment. The tax treatment of distributions will be set forth in a Form 1099-DIV.

Change in Fund Accounting and Financial Administration Services Agent and Custodian

Effective October 1, 2007, Mellon Bank, N.A. provides fund accounting and financial administration services to the Fund. Those services include performing functions related to calculating the Fund’s NAV and providing financial reporting information, regulatory compliance testing and other related accounting services. For these services, the Fund pays Mellon Bank, N.A. an asset-based fee, subject to certain fee minimums, plus certain out-of-pocket expenses and transactional charges. Effective October 1, 2007, Delaware Service Company, Inc. (“DSC”) provides fund accounting and financial administration oversight services to the Fund. Those services include overseeing the Fund’s pricing process, the calculation and payment of fund expenses, and financial reporting in shareholder reports, registration statements and other regulatory filings. DSC also manages the process for the payment of dividends and distributions and the dissemination of Fund NAVs and performance data. For these services, the Fund pays DSC an asset-based fee, plus certain out-of-pocket expenses and transactional charges. The fees payable to Mellon Bank, N.A. and DSC under the service agreements described above will be allocated among all Funds in the Delaware Investments® Family of Funds on a relative net asset value basis. Prior to October 1, 2007, DSC provided fund accounting and financial administration services to the Fund at an annual rate of 0.04% of the Fund’s average daily net assets.

Mellon Bank, N.A., One Mellon Center, Pittsburgh, PA 15285, is custodian of the Fund’s securities and cash. As custodian for the Fund, Mellon Bank, N.A. maintains (a) separate account(s) for the Fund; receives, holds and releases portfolio securities on account of the Fund; receives and disburses money on behalf of the Fund; and collects and receives income and other payments and distributions on account of the Fund’s portfolio securities.

Changes to Fund’s Investment Strategies and Policies

40% Foreign Investment Requirement

In August 2007, the Fund’s Board of Directors approved the following changes in the Fund’s investment policies. The changes require a 60-day notice period and will become effective on March 29, 2008.

Under normal market conditions, the Fund will invest at least 40% of its assets (including leveraged assets) in securities of non-U.S. issuers, unless market conditions are not deemed favorable by the Manager, in which case the Fund would invest at least 30% of its assets (including leveraged assets) in securities of non-U.S. issuers. The Fund may not, however, invest more than 50% of its total assets in the securities of any developed or emerging markets foreign country.

(continues)     35

Other Fund information (unaudited)

Delaware Investments Global Dividend and Income Fund, Inc.

Loan Participations

In August 2007, the Fund’s Board of Directors approved the following changes in investment strategies. The changes became effective on October 23, 2007, after a 60 day notice period.

A loan participation is an interest in a loan or other direct indebtedness, such as an assignment, that entitles the acquiring of such interest payments and/or other amounts due under the structure of the loan or other direct indebtedness. In addition to being structured as secured or unsecured loans, such investments could be structured as novations or assignments or represent trade or other claims owed by a company to a supplier. The Fund may invest without restriction in loan participations that meet the credit standards established by the portfolio managers. The portfolio managers perform their own independent credit analysis on each borrower and on the collateral securing each loan. The portfolio managers consider the nature of the industry in which the borrower operates, the nature of the borrower’s assets and the general quality and creditworthiness of the borrower. The Fund may invest without limitation in loan participations in order to enhance total return, to affect diversification or to earn additional income. The Fund will not use loan participations for reasons inconsistent with its investment objective.

These loans are made generally to finance internal growth, mergers, acquisitions, stock repurchases, leveraged buy-outs and other corporate activities. Such loans are typically made by a syndicate of lending institutions, represented by an agent lending institution that has negotiated and structured the loan and is responsible for collecting interest, principal and other amounts due on its own behalf and on behalf of the others in the syndicate, and for enforcing its and their other rights against the borrower. Alternatively, such loans may be structured as novations, pursuant to which the Fund would assume all of the rights of the lending institution in a loan or as an assignment, pursuant to which the Fund would purchase an assignment of a portion of a lender’s interest in a loan either directly from the lender or through an intermediary.

The Fund may also purchase trade or other claims against companies, which generally represent money owed by the company to a supplier of goods or services. These claims may also be purchased at a time when the company is in default.

Loans and other direct indebtedness involve the risk that the Fund will not receive payment of principal, interest and other amounts due in connection with these investments and will depend primarily on the financial condition of the borrower. Loans that are fully secured offer the Fund more protection than unsecured loans in the event of non-payment of scheduled interest or principal, although there is no assurance that the liquidation of collateral from a secured loan would satisfy the corporate borrower’s obligation, or that the collateral can be liquidated. Some loans or claims may be in default at the time of purchase. Certain of the loans and the other direct indebtedness acquired by the Fund may involve revolving credit facilities or other standby financing commitments which obligate the Fund to pay additional cash on a certain date or on demand. These commitments may require the Fund to increase its investment in a company at a time when the Fund might not otherwise decide to do so (including at a time when the company’s financial condition makes it unlikely that such amounts will be repaid). To the extent that the Fund is committed to advance additional funds, it will, at all times, hold and maintain in a segregated account cash or other high-grade debt obligations in an amount sufficient to meet such commitments. The Fund’s ability to receive payment of principal, interest and other amounts due in connection with these investments will depend primarily on the financial condition of the borrower.

As the Fund may be required to rely upon another lending institution to collect and pass on to the Fund amounts payable with respect to the loan and to enforce the Fund’s rights under the loan and other direct indebtedness, an insolvency, bankruptcy or reorganization of the lending institution may delay or prevent the Fund from receiving such amounts. In such cases, the Fund will evaluate the creditworthiness of the borrower and the lending institution and will treat both the borrower and the lending institution as an “issuer” of the loan for purposes of compliance with applicable law pertaining to the diversification of the Fund’s portfolio investments. The highly leveraged nature of many such loans and other direct indebtedness may make such loans and other direct indebtedness especially vulnerable to adverse changes in economic or market conditions. Investments in such loans and other direct indebtedness may involve additional risk to the Fund.

Dividend Reinvestment Plan

The Fund offers an automatic dividend reinvestment program (“Plan”). Shareholders who have shares registered in their own names are eligible to elect to participate in the Plan by contacting Mellon Investor Services, LLC (“Mellon”) at 800 851-9677. Shareholders who hold their shares through a bank, broker or other nominee should request the bank, broker or nominee to participate in the Plan on their behalf. This can be done as long as the bank, broker or nominee provides a dividend reinvestment service for the Fund. If the bank, broker or nominee does not provide this service, such shareholders must have their shares taken out of “street” or nominee name and re-registered in their own name in order to participate in the Plan. Shareholders will receive their Distributions (as defined below) in cash unless they notify Mellon or their bank, broker or nominee of their desire to enroll in the Plan.

Mellon will apply all cash dividends, capital gains and other distributions (collectively, “Distributions”) on the Fund’s shares of common stock which become payable to each Plan participant to the purchase of outstanding shares of the Fund’s common stock for such participant. These purchases may be made on a securities exchange or in the over-the-counter market, and may be subject to such terms of price, delivery and related matters to which Mellon may agree. The Fund will not issue new shares in connection with the Plan.

Distributions reinvested for participants are subject to income taxes just as if they had been paid directly to the shareholder in cash. Participants will receive a year-end statement showing distributions reinvested, and any brokerage commissions paid on such participant’s behalf.

Shareholders holding shares of the Fund in their own names who wish to terminate their participation in the Plan may do so by sending written instruction to Mellon so that Mellon receives such instructions at least 10 days prior to the Distribution record date. Shareholders with shares held in account by a bank, broker or other nominee should contact such bank, broker or other nominee to determine the procedure for withdrawal from the Plan.

If written instructions are not received by Mellon at least 10 days prior to the record date for a particular Distribution, that Distribution may be reinvested at the sole discretion of Mellon. After a shareholder’s instructions to terminate participation in the Plan become effective, Distributions will be paid to shareholders in cash. Upon termination, a shareholder may elect to receive either stock or cash for all the full shares in the account. If cash is elected, Mellon will sell such shares at the then current market value and then send the net proceeds to the shareholder, after deducting brokerage commissions and related expenses. Any fractional shares at the time of termination will be paid in cash at the current market price, less brokerage commissions and related expenses, if any. Shareholders may at any time request a full or partial withdrawal of shares from the Plan, without terminating participation in the Plan. When shares outside of the Plan are liquidated, Distributions on shares held under the Plan will continue to be reinvested unless Mellon is notified of the shareholder’s withdrawal from the Plan.

An investor holding shares that participate in the Plan in a brokerage account may not be able to transfer the shares to another broker and continue to participate in the Plan. Please contact your broker/dealer for additional details.

Mellon will charge participants their proportional share of brokerage commissions on market purchases. Participants may obtain a certificate or certificates for all or part of the full shares credited to their accounts at any time by making a request in writing to Mellon. A fee may be charged to the participant for each certificate issuance.

If you have any questions and shares are registered in your name, contact Mellon at 800 851-9677. If you have any questions and shares are registered in “street” name, contact the broker/dealer holding the shares or your financial advisor.

Board of trustees/directors
and officers addendum

Delaware Investments® Family of Funds

A fund is governed by a Board of Trustees/Directors (“Trustees”), which has oversight responsibility for the management of a fund’s business affairs. Trustees establish procedures and oversee and review the performance of the investment manager, and others who perform services for the fund. The independent fund trustees, in particular, are advocates for shareholder interests. Each trustee has served in that capacity since he or she was elected to or appointed to the Board of Trustees, and will continue to serve until his or her retirement or the election of a new trustee in his or her place. The following is a list of the Trustees and Officers with certain background and related information.

Number of
				Portfolios in Fund	Other
Name,				Complex Overseen	Directorships
Address,	Position(s)	Length of	Principal Occupation(s)	by Trustee	Held by
and Birth Date	Held with Fund(s)	Time Served	During Past 5 Years	or Officer	Trustee or Officer
Interested Trustees
Patrick P. Coyne[1]	Chairman,	Chairman and Trustee	Patrick P. Coyne has served in	84	Director —
2005 Market Street	President,	since August 16, 2006	various executive capacities		Kaydon Corp.
Philadelphia, PA	Chief Executive		at different times at
19103	Officer, and	President and	Delaware Investments.[2]
	Trustee	Chief Executive Officer
April 14, 1963		since August 1, 2006
Independent Trustees
Thomas L. Bennett	Trustee	Since	Private Investor —	84	Director —
2005 Market Street		March 2005	(March 2004–Present)		Bryn Mawr
Philadelphia, PA					Bank Corp. (BMTC)
19103			Investment Manager —		(April 2007–Present)
Morgan Stanley & Co.
October 4, 1947			(January 1984–March 2004)
John A. Fry	Trustee	Since	President —	84	Director —
2005 Market Street		January 2001	Franklin & Marshall College		Community Health
Philadelphia, PA			(June 2002–Present)		Systems
19103
			Executive Vice President —		Director —
May 28, 1960			University of Pennsylvania		Allied Barton
			(April 1995–June 2002)		Security Holdings
Anthony D. Knerr	Trustee	Since	Founder and Managing Director —	84	None
2005 Market Street		April 1990	Anthony Knerr & Associates
Philadelphia, PA			(Strategic Consulting)
19103			(1990–Present)

December 7, 1938
Lucinda S. Landreth	Trustee	Since	Chief Investment Officer —	84	None
2005 Market Street		March 2005	Assurant, Inc.
Philadelphia, PA			(Insurance)
19103			(2002–2004)

June 24, 1947
Ann R. Leven	Trustee	Since	Consultant —	84	Director and
2005 Market Street		October 1989	ARL Associates		Audit Committee
Philadelphia, PA			(Financial Planning)		Chairperson — Andy
19103			(1983–Present)		Warhol Foundation

November 1, 1940					Director and Audit
Committee Chair —
Systemax, Inc.

Number of
				Portfolios in Fund	Other
Name,				Complex Overseen	Directorships
Address,	Position(s)	Length of	Principal Occupation(s)	by Trustee	Held by
and Birth Date	Held with Fund(s)	Time Served	During Past 5 Years	or Officer	Trustee or Officer
Independent Trustees (continued)
Thomas F. Madison	Trustee	Since	President and Chief	84	Director —
2005 Market Street		May 1997[3]	Executive Officer —		CenterPoint Energy
Philadelphia, PA			MLM Partners, Inc.
19103			(Small Business Investing		Director and Audit
			and Consulting)		Committee Chair —
February 25, 1936			(January 1993–Present)		Digital River, Inc.

Director and Audit
Committee Member —
Rimage
Corporation

Director — Valmont
Industries, Inc.
Janet L. Yeomans	Trustee	Since	Treasurer	84	None
2005 Market Street		April 1999	(January 2006–Present)
Philadelphia, PA			Vice President — Mergers & Acquisitions
19103			(January 2003–January 2006), and
Vice President
July 31, 1948			(July 1995–January 2003)
3M Corporation

Ms. Yeomans has held
various management positions
at 3M Corporation since 1983.
J. Richard Zecher	Trustee	Since	Founder —	84	Director and Audit
2005 Market Street		March 2005	Investor Analytics		Committee Member —
Philadelphia, PA			(Risk Management)		Investor Analytics
19103			(May 1999–Present)
Director and Audit
July 3, 1940			Founder —		Committee Member —
			Sutton Asset Management		Oxigene, Inc.
(Hedge Fund)
(September 1996–Present)
Officers
David F. Connor	Vice President,	Vice President since	David F. Connor has served as	84	None[4]
2005 Market Street	Deputy General	September 2000	Vice President and Deputy
Philadelphia, PA	Counsel, and Secretary	and Secretary	General Counsel of
19103		since	Delaware Investments
		October 2005	since 2000.
December 2, 1963
Daniel V. Geatens	Vice President	Treasurer	Daniel V. Geatens has served	84	None[4]
2005 Market Street	and Treasurer	since	in various capacities at
Philadelphia, PA		October 25, 2007	different times at
19103			Delaware Investments.

October 26, 1972
David P. O’Connor	Senior Vice	Senior Vice President,	David P. O’Connor has served in	84	None[4]
2005 Market Street	President,	General Counsel, and	various executive and legal
Philadelphia, PA	General Counsel,	Chief Legal Officer	capacities at different times
19103	and Chief	since	at Delaware Investments.
	Legal Officer	October 2005
February 21, 1966
Richard Salus	Senior	Chief Financial	Richard Salus has served in	84	None[4]
2005 Market Street	Vice President	Officer since	various executive capacities
Philadelphia, PA	and	November 2006	at different times at
19103	Chief Financial		Delaware Investments.
Officer
October 4, 1963

[1] Patrick P. Coyne is considered to be an “Interested Trustee” because he is an executive officer of the Fund’s(s’) investment advisor.
[2] Delaware Investments is the marketing name for Delaware Management Holdings, Inc. and its subsidiaries, including the Fund’s(s’) investment advisor, principal underwriter, and its transfer agent.

[3] In 1997, several funds managed by Voyageur Fund Managers, Inc. (the “Voyageur Funds”) were incorporated into the Delaware Investments Family of Funds. Mr. Madison served as a director of the Voyageur Funds from 1993 until 1997.

[4] David F. Connor, Daniel V. Geatens, David P. O’Connor, and Richard Salus serve in similar capacities for the six portfolios of the Optimum Fund Trust, which have the same investment advisor, principal underwriter, and transfer agent as the registrant.

About the organization

This annual report is for the information of Delaware Investments® Global Dividend and Income Fund, Inc. shareholders. The figures in this report represent past results that are not a guarantee of future results. The return and principal value of an investment in the Fund will fluctuate so that shares, when sold, may be worth more or less than their original cost.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may, from time to time, purchase shares of its Common Stock on the open market at market prices.

Board of Directors	Affiliated officers	Contact information

Patrick P. Coyne
Chairman, President,
and Chief Executive Officer
Delaware Investments Family of Funds
Philadelphia, PA

Thomas L. Bennett†
Private Investor
Rosemont, PA

John A. Fry
President
Franklin & Marshall College
Lancaster, PA

Anthony D. Knerr
Founder and Managing Director
Anthony Knerr & Associates
New York, NY

Lucinda S. Landreth
Former Chief Investment Officer
Assurant Inc.
Philadelphia, PA

Ann R. Leven
Consultant
ARL Associates
New York, NY

Thomas F. Madison†
President and Chief Executive Officer
MLM Partners Inc.
Minneapolis, MN

Janet L. Yeomans†
Vice President and Treasurer
3M Corporation
St. Paul, MN

J. Richard Zecher†
Founder
Investor Analytics
Scottsdale, AZ

David F. Connor
Vice President, Deputy General Counsel,
and Secretary
Delaware Investments Family of Funds
Philadelphia, PA

Daniel V. Geatens
Vice President and Treasurer
Delaware Investments Family of Funds
Philadelphia, PA

David P. O’Connor
Senior Vice President, General Counsel,
and Chief Legal Officer
Delaware Investments Family of Funds
Philadelphia, PA

Richard Salus
Senior Vice President and
Chief Financial Officer
Delaware Investments Family of Funds
Philadelphia, PA

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q, as well as a description of the policies and procedures that the Fund uses to determine how to vote proxies (if any) relating to portfolio securities is available without charge (i) upon request, by calling 800 523-1918; (ii) on the Fund’s Web site at http://www.delawareinvestments.com; and (iii) on the Commission’s Web site at http://www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C.; information on the operation of the Public Reference Room may be obtained by calling 800 SEC-0330.

Information (if any) regarding how the Fund voted proxies relating to portfolio securities during the most recently disclosed 12-month period ended June 30 is available without charge (i) through the Fund’s Web site at http://www.delawareinvestments.com; and (ii) on the Commission’s Web site at http://www.sec.gov.

Investment manager
Delaware Management Company
A series of Delaware Management
Business Trust
Philadelphia, PA

Principal office of the Fund
2005 Market Street
Philadelphia, PA 19103-7057

Independent registered public
accounting firm
Ernst & Young LLP
2001 Market Street
Philadelphia, PA 19103

Registrar and stock transfer agent
BNY Mellon Investor Services
480 Washington Blvd.
Jersey City, NJ 07310
800 851-9677

For securities dealers
and financial institutions
representatives
800 362-7500

Web site
www.delawareinvestments.com

Your reinvestment options
Delaware Investments Global Dividend and Income Fund, Inc. offers an automatic dividend reinvestment program. If you would like to reinvest dividends, and shares are registered in your name, contact Mellon Investor Services, LLC at 800 851-9677. You will be asked to put your request in writing. If you have shares registered in “street” name, contact the broker/dealer holding the shares or your financial advisor.

†Audit committee member

(2598)	Printed in the USA
AR-DGF [11/30] CGI 1/08	MF-07-12-023 PO12527

Item 2. Code of Ethics

     The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. A copy of the registrant’s Code of Business Ethics has been posted on Delaware Investments’ internet website at www.delawareinvestments.com. Any amendments to the Code of Business Ethics, and information on any waiver from its provisions granted by the registrant, will also be posted on this website within five business days of such amendment or waiver and will remain on the website for at least 12 months.

Item 3. Audit Committee Financial Expert

     The registrant’s Board of Trustees/Directors has determined that each member of the registrant’s Audit Committee is an audit committee financial expert, as defined below. For purposes of this item, an “audit committee financial expert” is a person who has the following attributes:

     a. An understanding of generally accepted accounting principles and financial statements;

     b. The ability to assess the general application of such principles in connection with the accounting for estimates, accruals, and reserves;

     c. Experience preparing, auditing, analyzing, or evaluating financial statements that present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of issues that can reasonably be expected to be raised by the registrant’s financial statements, or experience actively supervising one or more persons engaged in such activities;

     d. An understanding of internal controls and procedures for financial reporting; and

     e. An understanding of audit committee functions.

An “audit committee financial expert” shall have acquired such attributes through:

     a. Education and experience as a principal financial officer, principal accounting officer, controller, public accountant, or auditor or experience in one or more positions that involve the performance of similar functions;

     b. Experience actively supervising a principal financial officer, principal accounting officer, controller, public accountant, auditor, or person performing similar functions;

     c. Experience overseeing or assessing the performance of companies or public accountants with respect to the preparation, auditing, or evaluation of financial statements; or

     d. Other relevant experience.

     The registrant’s Board of Trustees/Directors has also determined that each member of the registrant’s Audit Committee is independent. In order to be “independent” for purposes of this item, the Audit Committee member may not: (i) other than in his or her capacity as a member of the Board of Trustees/Directors or any committee thereof, accept directly or indirectly any consulting, advisory or other compensatory fee from the issuer; or (ii) be an “interested person” of the registrant as defined in Section 2(a)(19) of the Investment Company Act of 1940.

     The names of the audit committee financial experts on the registrant’s Audit Committee are set forth below:

     Thomas L. Bennett 1
     Thomas F. Madison
     Janet L. Yeomans 1
     J. Richard Zecher

Item 4. Principal Accountant Fees and Services

     (a) Audit fees.

     The aggregate fees billed for services provided to the registrant by its independent auditors for the audit of the registrant’s annual financial statements and for services normally provided by the independent auditors in connection with statutory and regulatory filings or engagements were $11,700 for the fiscal year ended November 30, 2007.

____________________

1 The instructions to Form N-CSR require disclosure on the relevant experience of persons who qualify as audit committee financial experts based on “other relevant experience.” The Board of Trustees/Directors has determined that Mr. Bennett qualifies as an audit committee financial expert by virtue of his education, Chartered Financial Analyst designation, and his experience as a credit analyst, portfolio manager and the manager of other credit analysts and portfolio managers. The Board of Trustees/Directors has determined that Ms. Yeomans qualifies as an audit committee financial expert by virtue of her education and experience as the Treasurer of a large global corporation.

     The aggregate fees billed for services provided to the registrant by its independent auditors for the audit of the registrant’s annual financial statements and for services normally provided by the independent auditors in connection with statutory and regulatory filings or engagements were $11,100 for the fiscal year ended November 30, 2006.

     (b) Audit-related fees.

     The aggregate fees billed by the registrant’s independent auditors for services relating to the performance of the audit of the registrant’s financial statements and not reported under paragraph (a) of this Item were $0 for the fiscal year ended November 30, 2007.

     The aggregate fees billed by the registrant’s independent auditors for services relating to the performance of the audit of the financial statements of the registrant’s investment adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $0 for the registrant’s fiscal year ended November 30, 2007.

     The aggregate fees billed by the registrant’s independent auditors for services relating to the performance of the audit of the registrant’s financial statements and not reported under paragraph (a) of this Item were $0 for the fiscal year ended November 30, 2006.

     The aggregate fees billed by the registrant’s independent auditors for services relating to the performance of the audit of the financial statements of the registrant’s investment adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $15,000 for the registrant’s fiscal year ended November 30, 2006. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These audit-related services were as follows: issuance of agreed upon procedures report to the registrant's Board in connection with the pass-through of internal legal cost relating to the operations of the registrant.

     (c) Tax fees.

     The aggregate fees billed by the registrant’s independent auditors for tax-related services provided to the registrant were $3,250 for the fiscal year ended November 30, 2007. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These tax-related services were as follows: review of income tax return, review of annual excise distribution calculation, and tax compliance services related to investments in foreign securities.

     The aggregate fees billed by the registrant’s independent auditors for tax-related services provided to the registrant’s investment adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $0 for the registrant’s fiscal year ended November 30, 2007.

     The aggregate fees billed by the registrant’s independent auditors for tax-related services provided to the registrant were $2,000 for the fiscal year ended November 30, 2006. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These tax-related services were as follows: review of income tax return and review of annual excise distribution calculation.

     The aggregate fees billed by the registrant’s independent auditors for tax-related services provided to the registrant’s adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $0 for the registrant’s fiscal year ended November 30, 2006.

     (d) All other fees.

     The aggregate fees billed for all services provided by the independent auditors to the registrant other than those set forth in paragraphs (a), (b) and (c) of this Item were $0 for the fiscal year ended November 30, 2007.

     The aggregate fees billed for all services other than those set forth in paragraphs (b) and (c) of this Item provided by the registrant’s independent auditors to the registrant’s adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $0 for the registrant’s fiscal year ended November 30, 2007.

     The aggregate fees billed for all services provided by the independent auditors to the registrant other than those set forth in paragraphs (a), (b) and (c) of this Item were $0 for the fiscal year ended November 30, 2006.

     The aggregate fees billed for all services other than those set forth in paragraphs (b) and (c) of this Item provided by the registrant’s independent auditors to the registrant’s adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $0 for the registrant’s fiscal year ended November 30, 2006.

     (e) The registrant’s Audit Committee has established pre-approval policies and procedures as permitted by Rule 2-01(c)(7)(i)(B) of Regulation S-X (the “Pre-Approval Policy”) with respect to services provided by the registrant’s independent auditors. Pursuant to the Pre-Approval Policy, the Audit Committee has pre-approved the services set forth in the table below with respect to the registrant up to the specified fee limits. Certain fee limits are based on aggregate fees to the registrant and other registrants within the Delaware Investments Family of Funds.

Service	Range of Fees
Audit Services
Statutory audits or financial audits for new Funds	up to $25,000 per Fund
Services associated with SEC registration statements (e.g., Form N-1A, Form N-14, etc.), periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings (e.g., comfort letters for closed-end Fund offerings, consents), and assistance in responding to SEC comment letters	up to $10,000 per Fund
Consultations by Fund management as to the accounting or disclosure treatment of transactions or events and/or the actual or potential impact of final or proposed rules, standards or interpretations by the SEC, FASB, or other regulatory or standard-setting bodies (Note: Under SEC rules, some consultations may be considered “audit-related services” rather than “audit services”)	up to $25,000 in the aggregate
Audit-Related Services
Consultations by Fund management as to the accounting or disclosure treatment of transactions or events and /or the actual or potential impact of final or proposed rules, standards or interpretations by the SEC, FASB, or other regulatory or standard-setting bodies (Note: Under SEC rules, some consultations may be considered “audit services” rather than “audit-related services”)	up to $25,000 in the aggregate
Tax Services
U.S. federal, state and local and international tax planning and advice (e.g., consulting on statutory, regulatory or administrative developments, evaluation of Funds’ tax compliance function, etc.)	up to $25,000 in the aggregate
U.S. federal, state and local tax compliance (e.g., excise distribution reviews, etc.)	up to $5,000 per Fund
Review of federal, state, local and international income, franchise and other tax returns	up to $5,000 per Fund

     Under the Pre-Approval Policy, the Audit Committee has also pre-approved the services set forth in the table below with respect to the registrant’s investment adviser and other entities controlling, controlled by or under common control with the investment adviser that provide ongoing services to the registrant (the “Control Affiliates”) up to the specified fee limit. This fee limit is based on aggregate fees to the investment adviser and its Control Affiliates.

Service	Range of Fees
Non-Audit Services
Services associated with periodic reports and other documents filed with the SEC and assistance in responding to SEC comment letters	up to $10,000 in the aggregate

     The Pre-Approval Policy requires the registrant’s independent auditors to report to the Audit Committee at each of its regular meetings regarding all services initiated since the last such report was rendered, including those services authorized by the Pre-Approval Policy.

     (f) Not applicable.

     (g) The aggregate non-audit fees billed by the registrant’s independent auditors for services rendered to the registrant and to its investment adviser and other service providers under common control with the adviser were $251,938 and $255,820 for the registrant’s fiscal years ended November 30, 2007 and November 30, 2006, respectively.

     (h) In connection with its selection of the independent auditors, the registrant’s Audit Committee has considered the independent auditors’ provision of non-audit services to the registrant’s investment adviser and other service providers under common control with the adviser that were not required to be pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X. The Audit Committee has determined that the independent auditors’ provision of these services is compatible with maintaining the auditors’ independence.

Item 5. Audit Committee of Listed Registrants

     The registrant has a separately-designated standing Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934. The members of the registrant’s Audit Committee are Thomas L. Bennett, Thomas F. Madison, Janet L. Yeomans and J. Richard Zecher.

Item 6. Schedule of Investments

     Included as part of report to shareholders filed under Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

     The registrant has formally delegated to its investment adviser (the “Adviser”) the ability to make all proxy voting decisions in relation to portfolio securities held by the registrant. If and when proxies need to be voted on behalf of the registrant, the Adviser will vote such proxies pursuant to its Proxy Voting Policies and Procedures (the “Procedures”). The Adviser has established a Proxy Voting Committee (the “Committee”) which is responsible for overseeing the Adviser’s proxy voting process for the registrant. One of the main responsibilities of the Committee is to review and approve the Procedures to ensure that the Procedures are designed to allow the Adviser to vote proxies in a manner consistent with the goal of voting in the best interests of the registrant.

     In order to facilitate the actual process of voting proxies, the Adviser has contracted with Institutional Shareholder Services (“ISS”) to analyze proxy statements on behalf of the registrant and other Adviser clients and vote proxies generally in accordance with the Procedures. The Committee is responsible for overseeing ISS’s proxy voting activities. If a proxy has been voted for the registrant, ISS will create a record of the vote. By no later than August 31 of each year, information (if any) regarding how the registrant voted proxies relating to portfolio securities during the most recently disclosed 12-month period ended June 30 is available without charge (i) through the registrant’s website at http://www.delawareinvestments.com; and (ii) on the Commission’s website at http://www.sec.gov.

     The Procedures contain a general guideline that recommendations of company management on an issue (particularly routine issues) should be given a fair amount of weight in determining how proxy issues should be voted. However, the Adviser will normally vote against management’s position when it runs counter to its specific Proxy Voting Guidelines (the “Guidelines”), and the Adviser will also vote against management’s recommendation when it believes that such position is not in the best interests of the registrant.

     As stated above, the Procedures also list specific Guidelines on how to vote proxies on behalf of the registrant. Some examples of the Guidelines are as follows: (i) generally vote for shareholder proposals asking that a majority or more of directors be independent; (ii) generally vote against proposals to require a supermajority shareholder vote; (iii) votes on mergers and acquisitions should be considered on a case-by-case basis, determining whether the transaction enhances shareholder value; (iv) generally vote against proposals to create a new class of common stock with superior voting rights; (v) generally vote re-incorporation proposals on a case-by-case basis; (vi) votes with respect to equity-based compensation plans are generally determined on a case-by-case basis; and (vii) generally vote for proposals requesting reports on the level of greenhouse gas emissions from a company’s operations and products.

     Because the registrant has delegated proxy voting to the Adviser, the registrant is not expected to encounter any conflict of interest issues regarding proxy voting and therefore does not have procedures regarding this matter. However, the Adviser does have a section in its Procedures that addresses the possibility of conflicts of interest. Most proxies which the Adviser receives on behalf of the registrant are voted by ISS in accordance with the Procedures. Because almost all registrant proxies are voted by ISS pursuant to the pre-determined Procedures, it normally will not be necessary for the Adviser to make an actual determination of how to vote a particular proxy, thereby largely eliminating conflicts of interest for the Adviser during the proxy voting process. In the very limited instances where the Adviser is considering voting a proxy contrary to ISS’s recommendation, the Committee will first assess the issue to see if there is any possible conflict of interest involving the Adviser or affiliated persons of the Adviser. If a member of the Committee has actual knowledge of a conflict of interest, the Committee will normally use another independent third party to do additional research on the particular proxy issue in order to make a recommendation to the Committee on how to vote the proxy in the best interests of the registrant. The Committee will then review the proxy voting materials and recommendation provided by ISS and the independent third party to determine how to vote the issue in a manner which the Committee believes is consistent with the Procedures and in the best interests of the registrant.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

     The following chart lists certain information about types of other accounts for which the portfolio managers are primarily responsible as of November 30, 2007.

				Total Assets
				in Accounts with
			No. of Accounts with	Performance-
	No. of	Total Assets	Performance-Based	Based
	Accounts	in Accounts Fee	Fees	Fee
Damon J. Andres
Registered	8	$2.6 billion	0	$0
Investment
Companies
Other pooled	0	$0	0	$0
Investment Vehicles
Other Accounts	3	$83.2 million	0	$0
Todd A. Bassion
Registered	8	$2.4 billion	0	$0

Investment
Companies
Other pooled	0	$0	0	$0
Investment Vehicles
Other Accounts	4	$370.4 million	0	$0
Thomas H. Chow
Registered	17	$8.7 billion	0	$0
Investment
Companies
Other pooled	0	$0	0	$0
Investment Vehicles
Other Accounts	4	$1.6 billion	0	$0
Roger A. Early
Registered	15	$4.9 billion	0	$0
Investment
Companies
Other pooled	1	$7.7 million	0	$0
Investment Vehicles
Other Accounts	20	$3.9 billion	0	$0
Edward A. Gray
Registered	8	$2.4 billion	0	$0
Investment
Companies
Other pooled	0	$0	0	$0
Investment Vehicles
Other Accounts	4	$370.4 million	0	$0
Nikhil G. Lalvani
Registered	11	$4.3 billion	0	$0
Investment
Companies
Other pooled	0	$0	0	$0
Investment Vehicles
Other Accounts	28	$4.2 billion	2	$1.1 billion
Anthony A. Lombardi
Registered	11	$4.3 billion	0	$0
Investment
Companies
Other pooled	0	$0	0	$0
Investment Vehicles
Other Accounts	28	$4.2 billion	2	$1.1 billion
Kevin P. Loome
Registered	18	$6.8 billion	0	$0
Investment
Companies
Other pooled	0	$0	0	$0
Investment Vehicles
Other Accounts	6	$584.3 million	0	$0
Zoë A. Neale
Registered	8	$2.4 billion	0	$0
Investment
Companies
Other pooled	0	$0	0	$0
Investment Vehicles

Other Accounts	4	$370.4 million	0	$0
D. Tysen Nutt, Jr.
Registered	11	$4.3 billion	0	$0
Investment
Companies
Other pooled	0	$0	0	$0
Investment Vehicles
Other Accounts	28	$4.2 billion	2	$1.1 billion
Philip R. Perkins
Registered	5	$3.8 billion	0	$0
Investment
Companies
Other pooled	0	0	0	$0
Investment Vehicles
Other Accounts	4	$938.2 million	0	$0
Robert A. Vogel, Jr.
Registered	11	$4.3 billion	0	$0
Investment
Companies
Other pooled	0	$0	0	$0
Investment Vehicles
Other Accounts	28	$4.2 billion	2	$1.1 billion
Nashira S. Wynn
Registered	11	$4.3 billion	0	$0
Investment
Companies
Other pooled	0	$0	0	$0
Investment Vehicles
Other Accounts	28	$4.2 billion	2	$1.1 billion
Babak Zenouzi
Registered	8	$2.6 billion	0	$0
Investment
Companies
Other pooled	0	$0	0	$0
Investment Vehicles
Other Accounts	3	$83.2 million	0	$0

Description of Material Conflicts of Interest

     Individual portfolio managers may perform investment management services for other accounts similar to those provided to the Funds and the investment action for each account and Fund may differ. For example, an account or Fund may be selling a security, while another account or Fund may be purchasing or holding the same security. As a result, transactions executed for one account may adversely affect the value of securities held by another account. Additionally, the management of multiple accounts and Funds may give rise to potential conflicts of interest, as a portfolio manager must allocate time and effort to multiple accounts and Funds. A portfolio manager may discover an investment opportunity that may be suitable for more than one account or Fund. The investment opportunity may be limited, however, so that all accounts for which the investment would be suitable may not be able to participate. The Manager has adopted procedures designed to allocate investments fairly across multiple accounts.

     A portfolio manager’s management of personal accounts also may present certain conflicts of interest. While the Manager’s Code of Ethics is designed to address these potential conflicts, there is no guarantee that it will do so.

Compensation Structure

     Each portfolio manager’s compensation consists of the following:

     Base Salary. Each named portfolio manager receives a fixed base salary. Salaries are determined by a comparison to industry data prepared by third parties to ensure that portfolio manager salaries are in line with salaries paid at peer investment advisory firms.

     Bonus. Each portfolio manager is eligible to receive an annual cash bonus which is based on quantitative and qualitative factors. The amount of the pool for bonus payments is first determined by mathematical equation based on assets, management fees and expenses, including fund waiver expenses, for registered investment companies, pooled vehicles, and managed separate accounts. Generally, approximately 80% of the bonus is quantitatively determined. For investment companies, each manager is compensated according the Fund’s Lipper peer group percentile ranking on a one-year and three-year basis. For managed separate accounts the portfolio managers are compensated according to the composite percentile ranking in consultant databases. There is no objective award for a fund that falls below the 50th percentile for a given time period. There is a sliding scale for investment companies that are ranked above the 50th percentile. The managed separate accounts are compared to Callan and other databases. The remaining 20% portion of the bonus is discretionary as determined by Delaware and takes into account subjective factors.

     Due to the transitioning of responsibilities of Mr. Early and Mr. Loome, their bonus for the past year was guaranteed. It is anticipated that going forward an objective component will be added that is reflective of account performance relative to an appropriate peer group or database.

     Deferred Compensation. Each named portfolio manager is eligible to participate in the Lincoln National Corporation Executive Deferred Compensation Plan, which is available to all employees whose income exceeds a designated threshold. The Plan is a non-qualified unfunded deferred compensation plan that permits participating employees to defer the receipt of a portion of their cash compensation.

     Stock Option Incentive Plan/Equity Compensation Plan: Portfolio managers may be awarded options to purchase common shares of Delaware Investments U.S., Inc. pursuant to the terms the Delaware Investments U.S., Inc. Stock Option Plan (non-statutory or “non-qualified” stock options). In addition, certain managers may be awarded restricted stock units, or “performance shares”, in Lincoln. Delaware Investments U.S., Inc., is an indirect subsidiary of DMH and, therefore, of Lincoln.

     The Delaware Investments U.S., Inc. Stock Option Plan was established in 2001 in order to provide certain investment personnel of the Manager with a more direct means of participating in the growth of the investment manager. Under the terms of the plan, stock options typically vest in 25% increments on a four-year schedule and expire ten years after issuance. Options are awarded from time to time by the investment manager in its full discretion. Option awards may be based in part on seniority.

     Portfolio managers who do not participate in the Delaware Investments U.S., Inc. Stock Option Plan are eligible to participate in Lincoln’s Long-Term Incentive Plan, which is designed to provide a long-term incentive to officers of Lincoln. Under the plan, a specified number of performance shares are allocated to each unit and are awarded to participants in the discretion of their managers in accordance with recommended targets related to the number of employees in a unit that may receive an award and the number of shares to be awarded. The performance shares have a three year vesting schedule and, at the end of the three years, the actual number of shares distributed to those who received awards may be equal to, greater than or less than the amount of the award based on Lincoln’s achievement of certain performance goals relative to a pre-determined peer group.

     Other Compensation: Portfolio managers may also participate in benefit plans and programs available generally to all employees.

Ownership of Securities

     As of November 30, 2007, none of the Fund’s portfolio managers owned shares of the Fund.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers

     Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders

     Not applicable.

Item 11. Controls and Procedures

     The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of the filing of this report and have concluded that they are effective in providing reasonable assurance that the information required to be disclosed by the registrant in its reports or statements filed under the Securities Exchange Act of 1934 is recorded, processed, summarized and reported within the time periods specified in the rules and forms of the Securities and Exchange Commission.

     There were no significant changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by the report to stockholders included herein (i.e., the registrant’s fourth fiscal quarter) that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits

(a)	(1)	Code of Ethics

Not applicable.

	(2)	Certifications of Principal Executive Officer and Principal Financial Officer pursuant to Rule 30a-2 under the Investment Company Act of 1940 are attached hereto as Exhibit 99.CERT.

	(3)	Written solicitations to purchase securities pursuant to Rule 23c-1 under the Securities Exchange Act of 1934.

Not applicable.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are furnished herewith as Exhibit 99.906CERT.

SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf, by the undersigned, thereunto duly authorized.

Name of Registrant: Delaware Investments Global Dividend and Income Fund, Inc.

PATRICK P. COYNE
By: Patrick P. Coyne
Title: Chief Executive Officer
Date: February 1, 2008

      Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

PATRICK P. COYNE
By: Patrick P. Coyne
Title: Chief Executive Officer
Date: February 1, 2008

RICHARD SALUS
By: Richard Salus
Title: Chief Financial Officer
Date: February 1, 2008